Exhibit 10.76

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

AMARIN PHARMACEUTICALS IRELAND LIMITED

AMARIN CORPORATION PLC

AND

BIOPHARMA SECURED DEBT FUND II HOLDINGS CAYMAN LP

EFFECTIVE AS OF

DECEMBER 6, 2012

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of December 6, 2012 (the “Effective Date”), by and between AMARIN PHARMACEUTICALS IRELAND LIMITED, a company incorporated under the laws of Ireland (registered number 408912) having its registered office at 88 Harcourt Street, Dublin 2, and its permitted successors and assigns (“Seller”), AMARIN CORPORATION PLC, a public limited company incorporated under the laws of England and Wales, and its permitted successors and assigns (“Parent” and, together with Seller, the “Amarin Parties”) and BIOPHARMA SECURED DEBT FUND II HOLDINGS CAYMAN LP, a Cayman Islands exempted limited partnership, and its permitted successors and assigns (“Purchaser”). Purchaser, Seller and Parent are sometimes referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined will have the respective meanings given to such terms in Annex A attached hereto.

BACKGROUND

WHEREAS, the Amarin Parties desire additional funding to develop and commercialize the Product in the Territory and Purchaser desires, on the terms and conditions set forth herein, to provide Seller with such additional funding; and

WHEREAS, upon and subject to the terms and conditions contained herein, Seller desires to sell, convey, transfer and assign to Purchaser, and Purchaser desires to purchase and accept from Seller, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF PURCHASED RECEIVABLES

1.1 PURCHASE AND SALE OF PURCHASED RECEIVABLES. On the terms and subject to the conditions set forth in this Agreement, Seller will sell, convey, transfer and assign to Purchaser, and Purchaser agrees to purchase and accept from Seller, on the Closing Date, all of Seller’s right, title and interest in, to and under the Purchased Receivables, free and clear of any and all Encumbrances (other than Permitted Encumbrances).

1.2 PURCHASE PRICE; USE OF PROCEEDS.

(a) The aggregate purchase price for the Purchased Receivables is $100,000,000.00 (the “Purchase Price”). The Purchase Price will be paid on the Closing Date by wire transfer in immediately available U.S. dollar funds to an account to be designated in writing by Seller prior to the Closing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Seller will use the proceeds of the Purchase Price for Funded Activities. Seller will pay all providers of Funded Activities, whether Third-Person providers or Seller’s employees or Affiliates. Purchaser will have no obligation or responsibility to pay any portion of the Purchase Price to any providers of Funded Activities or anyone else, besides Seller as set forth in Section 1.2 (a).

1.3 MANNER OF EFFECTIVE SALE. The sale, conveyance, transfer, assignment and delivery of the Purchased Receivables by Seller to Purchaser will be effected by Purchaser and Seller executing the Bill of Sale.

1.4 CLOSING AND CLOSING DATE. The purchase and sale provided for in this Agreement (the “Closing”) will take place at the offices of Akin Gump Strauss Hauer & Feld LLP, 1 Bryant Park, New York, NY 10036, commencing at 9:00 a.m. (local time) on the second Business Day following the satisfaction or waiver of all conditions set forth in Section 1.5 and Section 1.6, or at such other place, time and date as the Parties may mutually agree; provided that the Closing Date shall in no event occur earlier than December 19, 2012 and no later than December 27, 2012. The Parties will undertake in good faith all such actions and efforts reasonably required in an effort to effect the Closing within the period specified in the preceding sentence. The date of the Closing is referred to as the “Closing Date.”

1.5 CONDITIONS TO PURCHASER’S OBLIGATIONS.

(a) Seller shall have delivered to Purchaser the Bill of Sale, duly executed by Seller.

(b) Seller shall have delivered to Purchaser the Intellectual Property Charge Agreements, duly executed by Seller.

(c) An authorised officer of each of the Amarin Parties shall have delivered to Purchaser certificates, duly executed:

(i) (A) attaching copies, certified by such officer as true and complete, of resolutions of the board of directors of such Amarin Party authorizing and approving the execution, delivery and performance by such Amarin Party of the Transaction Documents and the transactions contemplated herein and therein; (B) setting forth the incumbency of the officer or officers of such Amarin Party who have executed and delivered the Transaction Documents, including therein a signature specimen of each officer or officers; (C) attaching copies, certified by such officer as true and complete, of each of the certificate of incorporation (and any certificates of change of name) and memorandum and articles of association of such Amarin Party as in effect on the Closing Date; and (D) where applicable, attaching copies, certified by such officer as true and complete, of long form good standing certificates of the appropriate Governmental Authority of such Amarin Party’s jurisdiction of incorporation, stating that such Amarin Party is in good standing under the laws of such jurisdiction; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) (A) as to the accuracy in all material respects of each of such Amarin Party’s representations and warranties in this Agreement as of the Closing Date (other than those made as of a specified date earlier than the Closing Date); (B) as to the accuracy in all material respects of each of such Amarin Party’s representations and warranties in this Agreement as of a specified date earlier than the Closing Date; and (C) as to such Amarin Party’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Closing Date.

(d) Seller shall sign or deliver to Purchaser such other certificates, documents and financing statements and make such filings within the applicable statutory time periods as Purchaser may reasonably request in order to perfect the ownership interests in the Purchased Receivables and the security interests in the Collateral (a) in accordance with the UCC to the extent such security interest can be perfected by the filing of a financing statement or by filing with the United States Patent and Trademark Office and (b) as required under the laws of Ireland to the extent such security interest can be perfected; provided that for the avoidance of doubt, Seller shall not be obligated to undertake any filings or other actions with respect to any jurisdictions outside of the United States other than filings required in Ireland and with the European Patent Office.

(e) There shall not have been issued and be in effect any Judgment of any Governmental Entity enjoining, preventing or restricting the consummation of the transactions contemplated by this Agreement.

(f) There shall not have been instituted or be pending any action or proceeding by any Governmental Entity or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, (ii) seeking to obtain material damages in connection with the transactions contemplated hereby or (iii) seeking to restrain or prohibit Purchaser’s purchase of the Purchased Receivables.

(g) Purchaser shall have received an opinion of Cooley LLP, special counsel to Seller, in form and substance as agreed to by the Parties on the date hereof.

(h) Purchaser shall have received an opinion of Byrne Wallace, special counsel to Seller, covering matters customary for similar transactions in form and substance reasonably acceptable to Purchaser.

(i) Seller shall have delivered to Purchaser Form C1s signed on behalf of Seller in connection with Section 4.8 and Section 4.9 of this Agreement, the Irish Intellectual Property Charge Agreement and any other intellectual property charge agreement which is registerable in the CRO, in the form to be agreed between Purchaser and Seller.

(j) In the event that (or in the event that it is anticipated that) the Closing Date will occur more than 19 calendar days after the date of this Agreement, authority to file the Form C1s signed on behalf of the Seller in connection with this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(k) All intellectual property registrations as Purchaser determines are necessary to perfect the security interest in the Collateral in the EPO, the Irish Patents Office and the European Trade Marks and Design Registration Office in connection with the European Patents.

1.6 CONDITIONS TO SELLER’S OBLIGATIONS.

(a) Purchaser shall have delivered to Seller the Bill of Sale, duly executed by Purchaser.

(b) Purchaser shall have delivered to Seller the Intellectual Property Charge Agreements, duly executed by Purchaser.

(c) The general partner of Pharmakon Advisors, LP, the investment manager of Purchaser (“Pharmakon”), shall sign and deliver to Seller certificates dated as of the Closing Date:

(i) as to the power and authority of Pharmakon to execute, on behalf of Purchaser, the Transaction Documents to which Purchaser is or is to be a party;

(ii) (A) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of the Closing Date (other than those made as of a specified date earlier than the Closing Date); (B) setting forth the incumbency of the authorized person of Pharmakon who has executed and delivered the Transaction Documents, including therein a signature specimen of such authorized person; (C) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of a specified date earlier than the Closing Date; and (D) as to Purchaser’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Closing Date.

(d) There shall not have been issued and be in effect any Judgment of any Governmental Entity enjoining, preventing or restricting the consummation of the transactions contemplated by this Agreement.

(e) There shall not have been instituted or be pending any action or proceeding by any Governmental Entity or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, (ii) seeking to obtain material damages in connection with the transactions contemplated hereby or (iii) seeking to restrain or prohibit Purchaser’s purchase of the Purchased Receivables.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.7 RETAINED RIGHTS; NO ASSUMED OBLIGATIONS; SELLER AUTHORITY. Notwithstanding any provision in this Agreement to the contrary:

(a) Purchaser is acquiring only the Purchased Receivables and does not, by purchase of the Purchased Receivables hereunder, acquire any other assets of Seller or its Affiliates other than the Purchased Receivables;

(b) Purchaser does not, by purchase of the Purchased Receivables hereunder, assume any Liability of Seller or any of its Affiliates. All such Liabilities will be retained by and remain Liabilities of Seller or its Affiliates; and

(c) Except as otherwise expressly provided herein, Seller has sole authority and responsibility for the research, development, commercialization and exploitation of Product, including regulatory compliance, intellectual property protection, manufacturing, marketing, clinical development, distribution, sales, product liability and reimbursement with respect thereto.

ARTICLE 2

PAYMENTS; RECORDS AND AUDITS

2.1 PAYMENTS DUE TO PURCHASER.

(a) (i) Until such time as Seller or its Affiliates have paid the Threshold Amount or otherwise met the requirements of Section 2.1(e) or Section 2.1(h), then subject to the Quarterly Cap in Section 2.1(b), Seller will, or will cause its Affiliates to, during the Payment Period, as applicable, pay Purchaser the scheduled quarterly amount set forth in the corresponding table below (each, a “Scheduled Quarterly Amount”):

(1) each Calendar Quarter occurring	Scheduled Quarterly Amount (in the event it is not a Quarterly Cap Event Quarter)
in the last two Calendar Quarters of 2013	$2,500,000
in 2014	$8,000,000
in 2015	$10,000,000
in 2016	$15,000,000
in the first Calendar Quarter of 2017 (in the event no prior Quarterly Cap Event Quarter)	$13,000,000

(2) each Calendar Quarter occurring	Scheduled Quarterly Amount (in the event there is or has been a Quarterly Cap Event Quarter)
in the first Calendar Quarter of 2017 (in the event of a prior or current Quarterly Cap Event Quarter)	The lesser of (1) the Outstanding Threshold Amount and (2) [***]
in the second Calendar Quarter of 2017 and thereafter (only in the event of a prior Quarterly Cap Event Quarter)	The lesser of (1) the Outstanding Threshold Amount and (2) [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) Until such time as the Threshold Amount has been paid, the Scheduled Quarterly Amount will be calculated and payable by Seller or its Affiliates on a Calendar Quarter basis during the Payment Period, and Seller will, or will cause its Affiliates to, pay the Scheduled Quarterly Amount to Purchaser within [***] after the end of such Calendar Quarter. In any event, Seller or its Affiliate, in connection with or as a result of any Scheduled Quarterly Amount payment shall notify Purchaser when Seller believes the Threshold Amount has been reached.

(b) Each Calendar Quarter during the Payment Period, the Scheduled Quarterly Amount payable by Seller and its Affiliates pursuant to Section 2.1(a) will be subject to [***] (each, a “Quarterly Cap”), amounts in excess of which will not constitute a Scheduled Quarterly Amount and, thus, will not be payable by Seller or its Affiliates to Purchaser pursuant to Section 2.1(a). The attainment of a Quarterly Cap in any Calendar Quarter during the Payment Period shall hereinafter be referred to as a “Quarterly Cap Event Quarter”

(c) [RESERVED]

(d) In the event of a Quarterly Cap Event Quarter, then, beginning with the first Calendar Quarter of 2017, Seller shall perform a true-up for the Scheduled Quarterly Amount for the total of each of the preceding Quarterly Cap Event Quarter amounts unpaid, to the extent applicable. Such true-up shall reconcile the actual Scheduled Quarterly Amount for each applicable Calendar Quarter with the Scheduled Quarterly Amount calculated pursuant to Section 2.1(b) (including, without limitation, a reconciliation of actual deductions with respect to Net Sales with the deductions that were accrued or estimated with respect thereto). Seller shall provide to Purchaser such reconciliation no later than [***] after the end of the first Calendar Quarter of 2017. If Seller is required to make a payment to Purchaser to effect such reconciliation, then subject to the rate adjustments in Section 2.1(e) and to the limitation in Section 2.1(h), Seller or its Affiliates shall provide such payment to Purchaser along with such reconciliation. Seller shall provide to Purchaser, along with the reconciliation, all documentation reasonably necessary to explain or support the reconciliation (as well as such other information as Purchaser shall reasonably request), in a form to be mutually agreed. Any reconciling payment made pursuant to this Section 2.1(d) shall be made without interest pursuant to Section 2.4.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(e) Seller or its Affiliates shall have the option to prepay all or any portion of Scheduled Quarterly Amounts due hereunder at any time during the Payment Period upon written notice (specifying the Scheduled Quarterly Amount with respect to which such prepayment is made, or if not specified such prepayment shall be deemed made for the next Scheduled Quarterly Amount) and tender of payment to Purchaser; provided that if Seller determines to pay the Outstanding Threshold Amount, then Seller shall provide written notice to Purchaser of the exercise of this option not less than [***] prior to the Outstanding Threshold Amount payment date (the “Termination Date”). Upon payment of the Outstanding Threshold Amount on the Termination Date, neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any additional Scheduled Quarterly Amount pursuant to this Section 2.1 and this Agreement shall terminate

(f) All payments from Seller or its Affiliates under this Section 2.1 and any other payment made by Seller or its Affiliates to Purchaser under this Agreement will be made in U.S. dollars by wire transfer of immediately available funds, free and clear of all Encumbrances and without offset or reduction by Seller or its Affiliates of any kind (except pursuant to the reconciliation procedures under this Section 2.1 or pursuant to Section 2.4), to such account as Purchaser notifies Seller in writing.

(g) Seller will, and will cause its Affiliates to, hold in trust for the benefit of Purchaser any portion of Net Sales constituting Scheduled Quarterly Amounts in the applicable Calendar Quarter until such funds are paid to Purchaser within the time period provided therefor hereunder.

(h) Neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any Scheduled Quarterly Amount pursuant to this Section 2.1 once Purchaser has actually received an aggregate amount of such payments equal to the Threshold Amount or Seller or its Affiliates have satisfied in full the obligations under Section 4.9(m) or Section 4.14.

2.2 DELIVERABLES DUE TO PURCHASER.

(a) Within [***] of the end of each Calendar Quarter during the Payment Period, Seller will send a written report to Purchaser showing (i) the Net Sales for the Calendar Quarter in question (and for that Calendar Year to date), showing in reasonably specific detail how calculated, (ii) a breakdown of such Net Sales by Product and country, (iii) any Quarterly Cap applicable to such Scheduled Quarterly Amount, (iv) whether, in connection with or as a result of such Scheduled Quarterly Amount payment, Seller believes the Threshold Amount has been reached, certified by an executive officer of Seller as true and complete in all material respects (the “Quarterly Report”). Within [***] of the end of each Calendar Year , Seller or its Affiliate will deliver to Purchaser a reasonably detailed annual report, certified by an executive officer of Seller as true and complete in all material respects, setting forth, with respect to such calendar year, (A) the Clinical Updates, (B) the Commercial Updates and (C) the Intellectual Property Updates (the “Annual Report”); provided that in the event there is a material change in a Calendar Quarter to a previously provided Annual Report, then within [***] of the applicable quarter, Seller shall provide a supplemental report in reasonable detail describing such material change to the most recently provided Annual Report. Seller shall also provide Purchaser with such additional information regarding the updates included in each Annual Report as Purchaser may reasonably request from time to time.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Within [***] after the end of each of the first three Calendar Quarters of a Calendar Year during the Payment Period, the Amarin Parties will provide Purchaser with copies of the unaudited consolidated balance sheets of Parent and its consolidated subsidiaries for the corresponding Calendar Quarter, the related unaudited consolidated statements of income and cash flows for such Calendar Quarter and the notes to such financial statements (the “Unaudited Financial Statements”) certified by an executive officer of Seller as true and complete in all material respects (except as permitted by Form 10-Q of the Securities Exchange Act of 1934, as amended). Each set of the Unaudited Financial Statements shall be the Confidential Information of the Amarin Parties.

(c) Not less than [***] prior to the beginning of each Calendar Quarter during the Payment Period, Seller will provide Purchaser with a written statement describing [***].

(d) Within [***] after the end of each Calendar Quarter during the Payment Period, Seller will provide Purchaser with a written statement, which describes [***].

(e) Within [***] after the end of each Calendar Year during the Payment Period, the Amarin Parties will provide Purchaser with copies of the audited consolidated balance sheets of Parent and its consolidated subsidiaries for such Calendar Year, the related audited consolidated statements of income and cash flows for such Calendar Year, the notes to such financial statements, the report on such audited information by Deloitte & Touche LLP (or such other independent certified public accounting firm as Parent determines) [***]

2.3 RECORDS; AUDIT RIGHTS.

(a) Seller will, and will cause its Affiliates to, consistent with their respective internal financial control and reporting practices and procedures, keep and maintain, for a period of [***] from the end of an applicable [***], accounts and records of all data reasonably required to verify calculations and related payments of Scheduled Quarterly Amounts, to verify and calculate the amounts to be paid to Purchaser under this Agreement, and to verify the expenses for which the Purchase Price proceeds were used. Seller shall also cause any counterparty to any out-license or sub-license of the Seller or the Seller’s Affiliates to prepare and maintain reasonably complete and accurate records of the information to be used in calculating Scheduled Quarterly Amounts and the expenses for which the Purchase Price proceeds were used, if any.

(b) During the Term and for [***] thereafter, during normal business hours and upon at least [***] prior written notice to Seller, but no more frequently than one time per [***] without cause, as determined by Purchaser in its reasonable discretion, and no more than one time with respect to each Calendar Quarter during the Payment Period, Purchaser has the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

right to audit, through an independent certified public accountant selected by Purchaser and acceptable to Seller (which acceptance will not be unreasonably withheld, conditioned or delayed), those accounts and records of Seller and Seller’s Affiliates as may be reasonably necessary to verify the accuracy of the Quarterly Reports and the amounts received by Purchaser or the use of Purchase Price proceeds (provided, however, that, prior to conducting any such audit, such accountant will have entered into a confidentiality agreement in form and substance reasonably satisfactory to Seller). Purchaser’s independent certified public accountant will keep confidential all information obtained during such audit and will issue a written report to Purchaser and to Seller with only: (i) the actual amount of Net Sales made during the [***] in question, (ii) the resulting over- or under-payment of Scheduled Quarterly Amounts to Purchaser that occurred during, the [***] in question; and (iii) the details of any discrepancies between the Scheduled Quarterly Amounts that were paid and the Scheduled Quarterly Amounts that should have been paid. The determination of the actual amount of Scheduled Quarterly Amounts to be paid to Purchaser under this Agreement with respect to any [***] will be binding and conclusive on the Parties upon the expiration of [***] following the end of such [***], unless an audit of such [***] has been initiated before the expiration of such [***] period and is on-going, in which case, such determination will be binding and conclusive on the Parties upon completion of such audit. Without limiting the generality of the preceding sentence, in the event that the Parties dispute the results of any audit performed pursuant to this Section 2.3, then the Parties shall, within [***], agree upon a nationally recognized U.S. independent auditor who has no engagement with either of the Parties within the prior [***], to review the results of the audit and the calculations and data of Seller. The designated independent auditor shall make a binding determination on the Parties by selecting the results of one of the Parties, without adjustment or compromise. The costs and expenses of the engagement of the independent auditor selected to resolve the dispute will be allocated in accordance with Section 2.3(c) below.

(c) Purchaser is solely responsible for all the expenses of the independent certified accountant, unless the independent certified public accountant’s report shows any underpayment by Seller exceeding [***] of the payment it owed Purchaser for any of the [***] then being reviewed. If the independent certified public accountant’s report shows that Seller underpaid by more than [***], Seller is responsible for the reasonable expenses incurred by Purchaser for the independent certified public accountant’s services. Any payment owed by one Party to another as a result of the audit shall be made within [***] of the receipt of the audit report, free and clear of any and all Encumbrances. In addition, any payment under this Section 2.3 shall bear interest in accordance with Section 2.4.

2.4 INTEREST. In the event a payment under this Agreement is not made when due hereunder, the amount of such outstanding payment will accrue interest (from the date such payment is due through and including the date on which full payment is made) at an annual rate equal to [***]. Payment of accrued interest will accompany payment of the outstanding payment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.5 NO OTHER COMPENSATION. Purchaser and Seller hereby agree that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by Purchaser to Seller and by Seller to Purchaser in connection with the transactions contemplated herein. Neither Seller nor Purchaser have previously paid or entered into any other commitment to pay, whether orally or in writing, any Seller or Purchaser employee, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transactions contemplated herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE AMARIN PARTIES. The Amarin Parties, jointly and severally, represent and warrant to Purchaser as follows:

(a) Organization. Seller is an Irish company duly incorporated and validly existing under the laws of Ireland. Parent is a public limited company duly incorporated and validly existing under the laws of England and Wales. Each Amarin Party is, where applicable, in good standing in every jurisdiction in which the failure to do so would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(b) Ownership Rights. Seller is the sole owner of all legal and equitable title to the Purchased Receivables, entitled to exercise its rights in connection therewith, free and clear of all Encumbrances, other than Permitted Encumbrances, such that, upon consummation of this Agreement, Purchaser will become entitled to receive, free and clear of all Encumbrances, other than Permitted Encumbrances, the Purchased Receivables. Seller has not pledged, sold, transferred, conveyed, assigned or delivered any interest in the Purchased Receivables to any other Person, or agreed to do so, and Seller has the full right, power and authority to sell, transfer, convey, assign and deliver the Purchased Receivables to Purchaser, free and clear of all Encumbrances, other than the Permitted Encumbrances. Upon the sale, transfer, conveyance, assignment and delivery of the Purchased Receivables to Purchaser pursuant to this Agreement, Purchaser will be the sole owner of all legal and equitable title to the Purchased Receivables, free and clear of any Encumbrances, other than the Permitted Encumbrances. Upon the filing of an appropriate UCC financing statement, the filings of particulars of Section 4.8 and Section 4.9 of this Agreement in the CRO and the filing of an appropriate patent security agreement in the PTO, there will have been duly filed all financing statements or other similar instruments or documents necessary under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States and all patent security agreements to perfect and maintain the perfection of Purchaser’s ownership interest in the Purchased Receivables and of the security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.8, in each case, in the United States.

(c) Authorization. Each Amarin Party has all requisite power, right and authority and all material licenses, authorizations, consents and approvals of all Governmental Authorities required to carry on its business as it is presently carried on by such Amarin Party, to enter into, execute and deliver this Agreement, the other Transaction Documents to which it

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

is a party and the other documents to be delivered by such Amarin Party pursuant to Section 1.5, to sell, assign, transfer, convey and deliver the Purchased Receivables to Purchaser and to perform all of the covenants, agreements, and obligations to be performed by such Amarin Party under the Transaction Documents. The Transaction Documents to which each Amarin Party is a party have been duly executed and delivered by an authorized officer of such Amarin Party and each constitutes such Amarin Party’s valid and binding obligation, enforceable against such Amarin Party in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and to equitable principles (whether considered in a Proceeding in equity or at law).

(d) No Conflicts. Neither the execution and delivery of this Agreement or the other Transaction Documents by either Amarin Party nor the performance or consummation of this Agreement or the other Transaction Documents to which such Amarin Party is a party or the transactions contemplated hereby or thereby by such Amarin Party will: (i) contravene or conflict with, result in a Breach or violation of, constitute a default or accelerate the performance under (with due notice or lapse of time or both), in any respect, the terms of (A) to Seller’s Knowledge, any Applicable Law, (B) any provisions of the certificate of incorporation (or any certificate of change of name) or memorandum and articles of association (or other organizational or constitutional documents) of such Amarin Party, or (C) the Senior Notes or any material contract, agreement, or other arrangement to which either Amarin Party or any of their respective Affiliates is a party or by which either Amarin Party or any of their respective Affiliates or any of their respective assets is bound or committed; or (ii) result in the creation or imposition of any Encumbrance (except as provided in this Agreement) on the Purchased Receivables or the Additional Collateral.

(e) No Consent. The execution and delivery by each Amarin Party of this Agreement and the other Transaction Documents, and the performance by such Amarin Party of its obligations and the consummation by each Amarin Party of any of the transactions contemplated hereby and thereby, do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except for (i) the filing of proper financing statements under the UCC, (ii) the filing of duly prepared intellectual property security agreements with the PTO, (iii) filings required by federal securities laws or stock exchange rules; (iv) the filings of particulars of Section 4.8 and Section 4.9 of this Agreement and the Irish Intellectual Property Charge Agreement in the CRO and (v) the filing of particulars of Section 4.8 and Section 4.9 of this Agreement and particulars of the Irish Intellectual Property Charge Agreement in the Irish Patents Office, the EPO and the European Trade Marks and Design Registration Office in connection with the European Patents.

(f) Solvency. Immediately after consummation of the transactions contemplated by the Transaction Documents, (i) the fair saleable value of Seller’s assets will be greater than the sum of its debts and other obligations, including contingent liabilities, (ii) the present fair saleable value of Seller’s assets will be greater than the amount that would be required to pay its probable liabilities on its existing debts and other obligations, including

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

contingent liabilities, as they become absolute and matured, (iii) Seller will be able to realize upon its assets and pay its debts and other obligations, including contingent obligations, as they mature, (iv) Seller will not have unreasonably small capital with which to engage in its business, as currently conducted, and (v) Seller does not have present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured.

(g) No Litigation. There is no Proceeding against either Amarin Party, or to the Knowledge of Seller, investigation, pending or, to the Knowledge of Seller, threatened against either Amarin Party, or its Affiliates, at law or in equity (including that challenges the validity, ownership or enforceability of any of the Vascepa Product Rights), which, in each case, (i) if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by any of the Transaction Documents.

(h) Compliance with Laws. No Amarin Party is (i) in violation of, or has violated or has been given written notice of any violation, or, to the Knowledge of Seller, is under investigation with respect to, or has been threatened to be charged with, any violation of, any Applicable Law that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) subject to any Applicable Law that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) In-Licensees and Sublicensees.

(i) Existing In-Licenses; No Other In-Licenses. Except as set forth on Schedule 3.1(i), there are no In-Licenses (any In-License set forth on Schedule 3.1(i), an “Existing In-License”). A true, correct and complete copy of each Existing In-License has been provided to the Purchaser by Seller prior to the date hereof. Except as set forth on Schedule 3.1(i), Seller and the respective counterparty thereto have not made or granted any amendment or waiver of any provision of any Existing In-License. To the Knowledge of Seller, the development, discovery, manufacture, importation, sale, offer for sale or use of the Product did not and does not require Seller to obtain any In-License in addition to the Existing In-Licenses in order to avoid or resolve any infringement or misappropriation of intellectual property rights or other rights of any other Person.

(ii) Validity and Enforceability of the In-Licenses. Each of the Existing In-Licenses is a valid and binding obligation of Seller and the counterparty thereto. Each of the Existing In-Licenses is enforceable against each counterparty thereto in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). The Seller has not received any notice in connection with an Existing In-License challenging the validity, enforceability or interpretation of any provision of such agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iii) No Liens or Assignments by Seller. Except as set forth in Schedule 3.1(i), Seller has not, except for Permitted Liens or as contemplated hereby, conveyed, assigned or in any other way transferred or granted any liens upon or security interests with respect to all or any portion of the Collateral.

(iv) No Termination. The Seller has not (A) given notice to a counterparty of the termination of any Existing In-License (whether in whole or in part) or any notice expressing any intention or desire to terminate any Existing In-License or (B) received from a counterparty thereto any notice of termination of any Existing In-License (whether in whole or in part) or any notice expressing any intention or desire to terminate any Existing In-License.

(v) No Breaches or Defaults. There is and has been no breach or default under any provision of any Existing In-License either by Seller or, to the Knowledge of Seller, by the respective counterparty (or any predecessor thereof) thereto, which breach or default would or would reasonably be expected to materially impact Purchaser’s right to receive Scheduled Quarterly Amounts, and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any breach or default either by Seller or, to the Knowledge of Seller, by the respective counterparty to such agreement, which breach or default would or would reasonably be expected to materially impact Purchaser’s right to receive Scheduled Quarterly Amounts.

(vi) Payments Made. The Seller has made all payments to the respective counterparty required under each Existing In-License as of the date hereof.

(vii) No Assignments. The Seller has not consented to any assignment by the counterparty thereto of any of such counterparty’s rights or obligations under any Existing In-License and, to the Knowledge of Seller, such counterparty has not assigned any of its rights or obligations under such Existing In-License to any Person.

(viii) No Indemnification Claims. The Seller has not notified the respective counterparty to any Existing In-License or any other Person of any claims for indemnification under any Existing In-License nor has Seller received any claims for indemnification under any Existing In-License.

(ix) No Infringement. The Seller has not received any written notice from, or given any written notice to, any counterparty to any Existing In-License regarding any infringement of any of the Vascepa Patent Rights. To the Knowledge of the Seller, [***].

(j) Sublicenses; Out-Licenses. Other than the Manufacturing Agreements, Seller has not entered into or executed a sublicense or other out-license with any other Person in respect of any Vascepa Product Rights or the Product.

(k) Manufacturing Agreements. Schedule 3.1(k) sets forth a list of the manufacturing and supply agreements entered into by Seller with Third Persons for the supply of Product and active pharmaceutical ingredient incorporated therein (the “Manufacturing Agreements”). Seller has delivered to Purchaser true, correct and complete copies of each Manufacturing Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(i) Validity and Enforceability of the Manufacturing Agreements. Each of the Manufacturing Agreements is a valid and binding obligation of Seller and the counterparties thereto. The Manufacturing Agreements are enforceable against each of the parties thereto in accordance with their respective terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). The Seller has not received any notice in connection with a Manufacturing Agreement challenging the validity, enforceability or interpretation of any provision of such agreement, which challenge if successful would or would reasonably be expected to materially impact Purchaser’s right to receive Scheduled Quarterly Amounts.

(ii) No Breaches or Defaults. There is and has been no breach or default under any provision of any Manufacturing Agreement either by Seller or, to the Knowledge of Seller, by the respective counterparty (or any predecessor thereof) thereto, which material breach or default would or would reasonably be expected to materially impact Purchaser’s right to receive Scheduled Quarterly Amounts, and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any breach or default either by Seller or, to the Knowledge of Seller, by the respective counterparty to such agreement, which breach or default would or would reasonably be expected to materially impact Purchaser’s right to receive Scheduled Quarterly Amounts.

(iii) Payments Made. The Seller has made all payments to the respective counterparty required under each Manufacturing Agreement as of the date hereof, except where such failure to pay would or would reasonably be expected to materially impact Purchaser’s right to receive Scheduled Quarterly Amounts.

(iv) Amendments or Waivers. The Seller and the respective counterparty thereto have not made or granted any amendment or waiver of any provision of any Manufacturing Agreement, which amendment or waiver would or would reasonably be expected to materially impact Purchaser’s a right to receive Scheduled Quarterly Amounts.

(v) No Indemnification Claims. The Seller has not notified the respective counterparty to each Manufacturing Agreement or any other Person of any claims for indemnification under any Manufacturing Agreement nor has Seller received any claims for indemnification under any Manufacturing Agreement.

(l) Compliance

(i) Seller is not in violation of, and to the Knowledge of the Seller, the Seller is not under investigation with respect to, nor has the Seller been threatened to be charged with or given notice of any violation of, any law or Judgment applicable to the Seller, which violation would reasonably be expected to adversely affect the Seller’s rights in or to any Vascepa Product Rights or Purchaser’s rights with respect to Scheduled Quarterly Amounts hereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) Except as would not reasonably be expected to have a Material Adverse Effect, all applications, submissions, information and data related to the Product submitted or utilized as the basis for any request to any Governmental Entity by or on behalf of the Seller were true and correct in all material respects as of the date of such submission or request, and any updates, changes, corrections or modification to such applications, submissions, information or data required under applicable laws or regulations have been submitted or will be submitted in a timely manner to the necessary Governmental Entities.

(iii) Seller has not committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other Governmental Entity to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, or similar policies, set forth in any applicable laws or regulations, except as would not reasonably be expected to have a Material Adverse Effect.

(m) Intellectual Property

(i) Schedule 3.1(m) lists all of the Patents included within the Vascepa Patent Rights. Except as set forth on Schedule 3.1(m), Seller is the registered owner of all of the Vascepa Patent Rights. Schedule 3.1(m) specifies as to each listed patent or patent application (A) the jurisdictions by or in which each such Vascepa Patent Right has issued as a patent or a patent application has been filed, including the respective patent or application numbers, and (B) any other Person owning or having an interest in such Vascepa Patent Right, including the nature of such interest.

(ii) The Vascepa Patents Rights are the only Patents that are owned or controlled by Seller, or under which Seller is empowered to grant licenses, the subject matter of which is necessary or useful in the development, manufacture, use, marketing, promotion, sale or distribution of the Product.

(iii) Except as set forth in Schedule 3.1(m), Seller has not received written notice of, and is not a party to, any pending, and to the Knowledge of Seller there are no threatened, litigations, interferences, reexaminations, oppositions or like procedures involving any of the Vascepa Patent Rights.

(iv) All of the issued Patents within the Vascepa Patent Rights are in full force and effect and have not lapsed, expired or otherwise terminated. Seller has not received any written notice relating to the lapse, expiration or other termination of any of the issued patents within the Vascepa Patent Rights, or alleging that, and Seller has not received any written legal opinion that alleges that, an issued patent within any of the Vascepa Patent Rights is invalid or unenforceable.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(v) Seller has not received any written notice that there is any, and, to the Knowledge of Seller, there is no, Person who is or claims to be an inventor under any of the Vascepa Patent Rights who is not a named inventor thereof.

(vi) Seller has not and, to the Knowledge of Seller, no counterparty to an Existing In-License has received any written notice of any claim by any Person challenging inventorship or ownership of, the rights of Seller in and to, or the patentability, validity or enforceability of, any of the Vascepa Patent Rights, or asserting that the development, manufacture, importation, sale, offer for sale or use of the Product infringes or will infringe such Person’s patents or other intellectual property rights.

(vii) To the Knowledge of Seller, [***].

(viii) To the Knowledge of Seller, [***].

(ix) Seller or the counterparty to each In-License has paid all maintenance fees, annuities and like payments required as of the date hereof with respect to any of the Vascepa Patent Rights.

(n) No Brokers Fees. Neither Seller nor any of its Affiliates has retained any Person to whom any brokerage commission, finder’s fee or other like payment is or will be due in connection with this Agreement or the other Transaction Documents to which Seller is a party or the consummation of the transactions contemplated hereby or thereby.

(o) Subordination. The claims and rights of Purchaser created by any Transaction Document in, to and under the Purchased Receivables are not and shall not, at any time, be subordinated to any creditor of Seller or any other Person or Governmental Authority.

(p) UCC Representations and Warranties. Seller’s exact legal name is, and for the shorter of its existence as a company or the immediately preceding ten (10) years has been, “ AMARIN PHARMACEUTICALS IRELAND LIMITED” The Seller is, and for the shorter of its existence as a company or the immediately preceding ten (10) years has been, incorporated under the laws of Ireland.

(q) Senior Notes; No Encumbrances. The Senior Notes, and the obligations of each Amarin Party in connection therewith, are not secured by any assets of Seller or any Affiliate of Seller. Each Amarin Party is in material compliance with all of its obligations under the Senior Notes. Without limiting the generality of any of the representations or warranties of the Amarin Parties herein, no Encumbrance exists on the Collateral other than Permitted Encumbrances.

(r) [***]

(s) [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller, as of the Closing Date, as follows:

(a) Organization. Purchaser is a Cayman Islands exempted limited partnership, duly formed and validly existing under the laws of the Cayman Islands.

(b) Authorization. Purchaser has all necessary power, right and authority and all licenses, authorizations, consents and approvals of all Governmental Authorities required to carry on its business as it is presently carried on by Purchaser, to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform all of the covenants, agreements, and obligations to be performed by Purchaser hereunder and under the Transaction Documents to which it is a party. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by Purchaser and each constitutes Purchaser’s valid and binding obligation, enforceable against Purchaser in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and to equitable principles.

(c) No Conflicts. Neither the execution and delivery of this Agreement or any other Transaction Documents by Purchaser nor the performance or consummation of this Agreement or any other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby by Purchaser will contravene or conflict with, result in a Breach or violation of, constitute a default or accelerate the performance under (with due notice or lapse of time or both), in any respect, the terms of: (i) to Purchaser’s Knowledge, any Applicable Law; (ii) any material contract, agreement, or other arrangement to which Purchaser is a party or by which Purchaser or any of its assets is bound or committed; or (iii) the applicable organizational or constitutional documents of Purchaser.

(d) No Consent. Other than the filing of any documentation contemplated by Sections 4.7 and 4.9, no consent, approval, license, order, authorization, registration, declaration or filing with any Governmental Authority or any other Person is required by Purchaser in connection with the execution and delivery by Purchaser of this Agreement or the other Transaction Documents to which it is a party, the performance by Purchaser of its obligations under this Agreement and any other Transaction Document to which it is a party or the consummation by Purchaser of any of the transactions contemplated hereby or thereby.

(e) No Brokers Fees. Neither Purchaser nor any of its Affiliates has retained any Person to whom any brokerage commission, finder’s fee or other like payment is or will be due in connection with this Agreement or the other Transaction Documents to which Purchaser is a party or the consummation of the transactions contemplated hereby or thereby.

3.3 NO GUARANTEES. The Parties acknowledge and agree that (a) Purchaser is assuming all market risk associated with Product and, as such, will have no recourse against Seller or any of Seller’s Affiliates based on the failure of the sales of Product to meet its or any other Person’s projections, and (b) nothing in this Agreement shall be construed to constitute a guarantee by Seller regarding the commercial viability or economic potential of any Product in the marketplace.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.4 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 4

COVENANTS OF SELLER; SECURITY INTEREST

The Amarin Parties covenant and agree with Purchaser that for the duration of the Term, such Amarin Party (as applicable) will perform the obligations set forth below:

4.1 SELLER’S RESPONSIBILITIES.

(a) The Amarin Parties will use commercially reasonable efforts to pursue the Funded Activities.

(b) Without limiting the generality of clause (a) above, the Amarin Parties will, each Calendar Quarter, allocate to the promotion and marketing of Product in the Territory, a commercially reasonable level of resources (both monetary and personnel).

(c) The Amarin Parties agree to reasonably fund the expenses associated with the discovery, development and Commercialization of Product, including the Funded Activities.

(d) With respect to each Product, the Amarin Parties will use commercially reasonable efforts to avoid supply channel shortages. The Amarin Parties will use commercially reasonable efforts to expand the supply of Product if necessary to provide Net Sales such that the Scheduled Quarterly Amount for an upcoming calendar quarter, as set forth in Section 2.1(a), would not be expected to exceed [***].

(e) With respect to the performance of this Agreement and the activities contemplated hereby, the Amarin Parties will, and will cause their respective Affiliates to, comply in all material respects with all Applicable Law, except where compliance therewith is contested in good faith by appropriate proceedings.

(f) Seller will, and will cause its Affiliates to, use commercially reasonable efforts to maintain the Regulatory Approvals and all other FDA, FFDCA and other Governmental Authority approvals, including complying will any and all requirements for post-marketing follow-up studies and information reporting.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(g) The Amarin Parties will, and will cause its Affiliates to, use commercially reasonable efforts to maintain its relationships with Third Person manufacturers and suppliers.

(h) Seller will, and will cause its Affiliates to, use commercially reasonable efforts to obtain consents from any licensee or sublicensee of Vascepa Patent Rights necessary to provide Purchaser with copies of royalty reports delivered by such licensee or sublicensee to Seller.

4.2 INTELLECTUAL PROPERTY MATTERS.

(a) Seller shall promptly inform the Purchaser of any suspected infringement by a Third Person of any Vascepa Patent Right. The Seller shall provide to the Purchaser a copy of any written notice of any suspected infringement of any Vascepa Patent Rights delivered or received by the Seller, as well as copies of material correspondence related thereto, as soon as practicable and in any event not more than [***] following such delivery or receipt.

(b) Seller shall promptly inform the Purchaser of any Third Person that, to Seller’s Knowledge, is seeking market entry for any generic version of Vascepa, including the filing of an ANDA or a Paragraph IV patent certification by a Third Party. The Seller shall provide to the Purchaser a copy of any written notice of any Third Person seeking market entry for a generic version of Vascepa (including a Paragraph IV Notification) delivered or received by the Seller, as well as copies of material correspondence related thereto, as soon as practicable and in any event not more than [***] following such delivery or receipt.

(c) Prior to initiating, or permitting the initiation of, an Enforcement Action regarding any suspected infringement by a Third Person of any Vascepa Patent Right, the Seller shall provide the Purchaser with [***] of such Enforcement Action.

(d) If the Seller recovers monetary damages from a Third Person in an action brought for such Third Person’s infringement of any of the Vascepa Patent Rights, where such damages, whether in the form of judgment or settlement, result from such infringement of such Vascepa Patent Rights, such recovery will be allocated first to the reimbursement of any expenses incurred by the Seller or a Permitted Licensee in such litigation, and any remaining amounts that are not awarded as a multiple of compensatory damages for willful infringement will be treated as Net Sales of the Product. All costs and expenses (including attorneys’ fees and expenses) incurred by a party hereto in connection with any Enforcement Action shall be borne by such party.

(e) [***]

4.3 COMMERCIALIZATION OF THE PRODUCT. Seller hereby agrees to use its commercially reasonable efforts to promptly Commercialize the Product and use its commercially reasonable efforts to maximize Net Sales of the Product in a manner that would satisfy payments of the Scheduled Quarterly Amounts.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.4 RESTRICTIVE COVENANTS. Each Amarin Party will not, nor shall it permit any Affiliate to, without the prior written consent of Purchaser:

(a) incur, create, issue, assume, Guarantee, suffer to exist or otherwise become liable for or with respect to, or become responsible for, the payment or performance of, contingently or otherwise, whether present or future, Indebtedness in an amount greater than the product of (x) [***] and (y) the sum of EBITDA for the [***] immediately preceding such incurrence, creation, issuance, assumption, Guarantee, existence, liability or responsibility, other than Permitted Indebtedness;

(b) declare or pay any cash dividend or make any cash distribution on its capital stock, other than dividends or distributions by Seller to Parent, unless, [***];

(c) amend, restate, supplement or otherwise modify its certificate of incorporation (and any certificate of change of name) or memorandum and articles of association (or other organizational or constitutional documents) in any respect except for such amendments, restatements, supplements or modifications that: (i) do not affect the adversely interests of Purchaser in any material respect under this Agreement or in the Collateral (other than changes to the organizational documents of Parent to remove any limit on Parent’s ability to incur Indebtedness contained therein) and (ii) could not reasonably be expected to have a Material Adverse Effect;

(d) create, grant or suffer to exist any Encumbrance on any of the Collateral other than as required under this Agreement and other than Permitted Encumbrances;

(e) [***]; or

(f) commit to do or engage in any of the foregoing (other than any such commitments as are contingent upon repayment in full of the Outstanding Threshold Amount or otherwise obtaining a consent from the Purchaser).

4.5 NOTICES. Seller shall provide Purchaser with a prompt written update (but no later than within [***] following any significant development with respect to the information to be included in (a) a Clinical Update or (b) a Commercial Update and shall provide no later than [***] after the end of each fiscal quarter an Intellectual Property Update; provided that notice hereunder shall be deemed delivered to Purchaser upon Seller’s issuance of any press release with respect to such information.

4.6 RELEVANT INFORMATION. In addition to, and not in limitation of, the other provisions of this Agreement, Seller will provide Purchaser with written notice as promptly as practicable (and in any event within [***]) after obtaining Knowledge of any of the following:

(a) the occurrence of a Bankruptcy Event;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) any material Breach by either Amarin Party of any covenant, agreement or other provision of this Agreement or any other Transaction Document;

(c) any Event of Default or any event, which after the giving of notice or the passage of time would become an Event of Default or that any representation or warranty made by the Amarin Parties in this Agreement or any other Transaction Document or in any certificate delivered to Purchaser pursuant hereto or thereto that is qualified by materiality shall prove to be untrue, inaccurate or incomplete on the date as of which made, or that any representation or warranty made by Seller in this Agreement or any other Transaction Document that is not qualified by materiality shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made; or

(d) any event, occurrence or development that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

4.7 TRUE SALE. Purchaser and Seller intend and agree that the sale, conveyance, assignment and transfer of the Purchased Receivables shall constitute a true sale by Seller to Purchaser of the Purchased Receivables that is absolute and irrevocable and that provides Purchaser with the full benefits and detriments of beneficial ownership of the Purchased Receivables, and neither Purchaser nor Seller intends the transactions contemplated hereunder to be a financing transaction, borrowing or a loan from Purchaser to Seller. Each Party further agrees that it will treat the sale of the Purchased Receivables as a sale of an “account” in accordance with the UCC. Seller disclaims any beneficial ownership interest in the Purchased Receivables upon execution of this Agreement and each of Seller and Purchaser waives any right to contest or otherwise assert that this Agreement is other than a true, absolute and irrevocable sale and assignment by Seller to Purchaser of the Purchased Receivables under Applicable Law, which waiver will be enforceable against the applicable Party in any bankruptcy, insolvency or similar proceeding relating to such Party, except to the extent required by GAAP or the rules of the SEC. Seller authorizes and consents to Purchaser filing, including with the Secretary of State of the State of Delaware, one or more UCC financing statements (and continuation statements with respect to such financing statements when applicable) or other instruments and notices, in such manner and in such jurisdictions as in Purchaser’s determination may be necessary or appropriate to evidence the purchase, acquisition and acceptance by Purchaser of the Purchased Receivables hereunder and to perfect and maintain the perfection of Purchaser’s ownership in the Purchased Receivables and the security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.8; provided, however, that Purchaser will provide Seller with a reasonable opportunity to review any such financing statements (or similar documents) prior to filing. For greater certainty, Purchaser will not file this Agreement in connection with the filing of any such financing statements (or similar documents). For sake of clarification, the foregoing statements in this Section 4.7 shall not bind either party regarding the reporting of the transactions contemplated hereby for GAAP or SEC reporting purposes.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.8 PRECAUTIONARY SECURITY INTEREST IN PURCHASED RECEIVABLES. Without limiting Section 4.9 and as set forth in Section 4.7, it is the intent and expectation of both Seller and Purchaser that the sale, conveyance, assignment and transfer of the Purchased Receivables be a true, irrevocable and absolute sale by Seller to Purchaser for all purposes. Notwithstanding the foregoing, in an abundance of caution to address the possibility that, notwithstanding that Seller and Purchaser expressly intend and expect for the sale, conveyance, assignment and transfer of the Purchased Receivables hereunder to be a true and absolute sale and assignment for all purposes, in the event that such sale and assignment will be characterized as a loan or other financial accommodation and not a true sale or such sale will for any reason be ineffective or unenforceable as such, as determined in a judicial, administrative or other proceeding (any of the foregoing being a “Recharacterization”), then this Agreement will be deemed to constitute a security agreement under the UCC and other Applicable Law. For this purpose and without being in derogation of the intention of Seller and Purchaser that the sale of the Purchased Receivables will constitute a true sale thereof, effective as of the Closing Date, Seller does hereby grant to Purchaser a continuing security interest of first priority in all of Seller’s right, title and interest in, to and under the Purchased Receivables, whether now or hereafter existing, and any and all “proceeds” thereof (as such term is defined in the UCC), in each case, for the benefit of Purchaser as security for the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price together with the performance when due of all of Seller’s obligations now or hereafter existing under this Agreement and the other Transaction Documents, which security interest will, upon the filing of a duly prepared financing statement in the appropriate filing office and filing particulars of the security interest in the CRO, be perfected and prior to all other Encumbrances thereon, other than Permitted Encumbrances, to the extent that such security interest in the Collateral can be perfected under the UCC by the filing of financing statement in such filing office or making such other filings. Purchaser will have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other Applicable Law, which rights and remedies will be cumulative. Seller hereby authorizes Purchaser, as secured party, to file the UCC financing statements and Form C1 contemplated hereby. In the case of any Recharacterization, each of Seller and Purchaser represents and warrants as to itself that each remittance of payments of the Scheduled Quarterly Amount, in respect of the payments of the Scheduled Quarterly Amount or any other payment owed by Seller to Purchaser under this Agreement, will have been in payment of a debt incurred by Seller in the ordinary course of business or financial affairs of Seller and Purchaser, and made in the ordinary course of business or financial affairs of Seller and Purchaser.

4.9 SECURITY INTEREST IN ADDITIONAL COLLATERAL; REMEDIES.

(a) Seller hereby grants to Purchaser a security interest in all of Seller’s right, title and interest in, to and under the Additional Collateral, to secure the prompt and complete payment and performance when due of all obligations of Seller hereunder and under the other Transaction Documents, which security interest will upon:

(i) filing of a duly prepared financing statement in the appropriate filing office (and the filing of the U.S. Patent Security Agreement in the PTO);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) filing of particulars of the security interest in the CRO; and

(iii) filing in the Irish Patents Office, the European Trade Marks and Design Registration Office and the EPO in connection with the European Patents.

be perfected and prior to all other Encumbrances thereon, other than Permitted Encumbrances, to the extent that such security interest in the Collateral can be perfected under the UCC by the filing of a financing statement in such filing office or by making such other filings.

(b) Seller will notify Purchaser in writing [***] to any change in, or amendment or alteration to, (i) its legal name, (ii) its form or type of organizational structure or jurisdiction of organization, or (iii) its Federal Employer Identification Number. Seller agrees not to effect or permit any such change referred to above unless all filings have been made under the UCC or otherwise requested by Purchaser that are required or advisable in order for Purchaser to continue at all times following such change to have a valid, legal and perfected Encumbrance (prior and superior in right and interest to any other Person) in all the Collateral.

(c) Without limiting the generality of Section 9.4(a), Seller will execute any and all further documents, financing statements, agreements and instruments, and take all further action that may be required under Applicable Law, or that Purchaser may reasonably request, in order to grant, create, preserve, enforce, protect and perfect the validity and priority of the security interests and other Encumbrances created by this Agreement in the Collateral. Without limiting the foregoing, Seller will do or cause to be done all acts and things that may be required, or that Purchaser from time to time may reasonably request, to assure and confirm that Purchaser holds duly created and enforceable and perfected Encumbrances upon the Collateral (including any property or assets that are acquired or otherwise become Collateral after the date of this Agreement), in each case, as contemplated by, and with the lien priority required under, this Agreement; provided that (a) Seller shall not be obligated to undertake any filings or other actions with respect to any jurisdictions outside of the United States other than Ireland and the European Patent Office, and (b) no control agreements with respect to any deposit accounts or securities accounts shall be required.

(d) Upon the request of Purchaser at any time after the occurrence and during the continuance of an Event of Default, Seller will permit Purchaser or any advisor, auditor, consultant, attorney or representative acting for Purchaser, upon reasonable notice to Seller and during normal business hours, to make extracts from and copy the books and records of Seller (and its Affiliates, as applicable) relating to the Collateral, and to discuss any matter pertaining to the Collateral with the officers and employees of Seller (and its Affiliates, as applicable).

(e) Seller will not, and will cause its Affiliates not to directly or indirectly, sell, transfer, assign, lease, license, sublicense, convey or otherwise directly or indirectly dispose of any of the Collateral or any interest therein, except as permitted by this Agreement and except for Permitted Encumbrances. This Section 4.9(e) shall in no way limit Purchaser’s rights or remedies upon the occurrence of a Change of Control.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(f) Upon the occurrence and during the continuance of an Event of Default, Purchaser will have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies granted in this Agreement, at law or in equity (including as set forth in Section 4.9(m)) with respect to the Collateral, the rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or other Applicable Law.

(g) Seller agrees that, upon the occurrence and during the continuance of an Event of Default, Purchaser will have the right, subject to Applicable Law and subsection (n) below, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as Purchaser shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Seller.

(h) Purchaser will give Seller [***] written notice of the time and place of any such proposed sale. Any such notice will (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-613 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if Purchaser fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC. Seller agrees that such written notice will satisfy all requirements for notice to Seller that are imposed under the UCC or other Applicable Law with respect to the exercise of Purchaser’s rights and remedies hereunder upon default. Purchaser will not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. Purchaser may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

(i) Any public sale will be held at such time or times within ordinary business hours and at such place or places as Purchaser may fix and state in the notice of such sale. At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Purchaser may (in its sole and absolute discretion) determine. If any of the Collateral is sold, leased, or otherwise disposed of by Purchaser on credit, the obligations secured by the security interests granted herein shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by Purchaser.

(j) At any such public (or, to the extent permitted by Applicable Law, private) sale made pursuant hereto, Purchaser may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of Seller, the Collateral or any part thereof offered for sale, and Purchaser may make

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

payment on account thereof by using any or all of the obligations secured by the security interests granted herein as a credit against the purchase price, and Purchaser may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Seller therefor.

(k) As an alternative to exercising the power of sale herein conferred upon it, Purchaser may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and, subject to subsection (n) below, to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(l) To the extent permitted by Applicable Law, Seller hereby waives all rights of demand, redemption, stay, valuation and appraisal that Seller now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(m) Without limiting the generality of Section 4.9(f), upon the occurrence and during the continuance of an Event of Default, Purchaser may accelerate the Outstanding Threshold Amount, which upon such acceleration, shall become due and payable to Purchaser; provided that upon an Event of Default specified in clause (d) of the definition thereof, automatically and without any notice to Seller, the Outstanding Threshold Amount, will be due and payable to Purchaser (except as set forth in Section 4.9(n) below). Presentment, demand, protest or notice of any kind are hereby expressly waived. Further, if an Event of Default shall occur and be continuing, Purchaser may, subject to any restrictions set forth in this Section 4.9, foreclose or otherwise realize upon the Collateral in such portions or in full as Purchaser sees fit in its sole discretion.

(n) Without limiting the generality of the foregoing, if there is an occurrence and during the continuance of an Event of Default described in subsection (d) of that definition (a Bankruptcy Event), and if there is a sale or other disposition of all or any part of the Collateral by Purchaser pursuant to subsection (g) or subsection (k) above, then, in such case, Purchaser hereby agrees to accept from the proceeds of such a sale or other disposition an amount equal to the Outstanding Threshold Amount.

4.10 IN-LICENSES.

(a) Seller shall act in a commercially reasonable manner with respect to its obligations under each of the In-Licenses. Promptly, and in any event within [***], after receipt of any (written or oral) notice from a counterparty to such In-License or its Affiliates of an alleged breach under any In-License, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of any such written notice. To the extent commercially reasonable, Seller shall undertake efforts to cure any breaches by it under any In-License and shall give written notice to the Purchaser upon curing any such breach. Promptly, and in any event within [***] following Seller’s notice to a counterparty to any material In-License of an alleged material breach under such In-License, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of any such written notice.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Seller shall promptly (and in any event within [***]) provide the Purchaser with (i) executed copies of each new material In-License, (ii) executed copies of each material amendment, supplement, modification or waiver of any provision of an In-License and (iii) copies of all material reports, documents, and other materials provided by Seller to the counterparty to each In-License or provided by the counterparty to each In-License to Seller.

(c) Seller shall provide Purchaser with written notice following a counterparty’s material breach of its obligations under any material In-License.

(d) Seller shall provide the Purchaser with written notice following the termination of any material In-License.

4.11 MANUFACTURING AGREEMENTS.

(a) Seller shall act in a commercially reasonable manner with respect to its obligations under each of the Manufacturing Agreements. Promptly, and in any event within [***], after receipt of any (written or oral) notice from any of the parties thereto of an alleged breach by Seller under a Manufacturing Agreement, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of any such written notice. To the extent commercially reasonable, Seller shall undertake efforts to cure any breaches by it under any Manufacturing Agreement and shall give written notice to the Purchaser upon curing any such breach.

(b) Promptly (and in any event within [***]) after Seller becomes aware of, or comes to believe in good faith that there has been, a material breach of any Manufacturing Agreement by the counterparty thereto, Seller shall provide notice of such breach to the Purchaser. In addition, Seller shall provide to the Purchaser a copy of any written notice of material breach or alleged material breach of any material Manufacturing Agreement delivered by Seller to the counterparty thereto as soon as practicable and in any event not less than [***] following such delivery.

(c) Seller shall promptly (and in any event within [***]) provide the Purchaser with (i) executed copies of each new Manufacturing Agreement, and (ii) executed copies of each material amendment, supplement, modification or waiver of any provision of a Manufacturing Agreement.

(d) Seller (i) shall use commercially reasonable efforts to determine [***] forecasted amount of Product and (ii) will notify Purchaser within [***] if it cannot secure agreement from manufacturers to supply a [***] forecasted amount of Product, it being understood that such obligation in clause (ii) is solely an obligation to provide such notice.

(e) Seller shall provide the Purchaser with written notice following the termination of any Manufacturing Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.12 OUT-LICENSES.

(a) Subject to Section 4.14 and compliance with this Section 4.12, Seller may license (but not assign or otherwise convey title to, except pursuant to Section 9.3) all or a portion of the Vascepa Product Rights to a Third Person (a “Permitted Licensee”) to research, develop, manufacture, promote, market, use, sell, offer for sale, import or distribute Product(s) in all or any portion of the Territory without the Purchaser’s prior written consent (any such license, a “Permitted License”).

(b) Seller shall promptly (and in any event within [***]) provide the Purchaser with (i) executed copies of each executed Permitted License, (ii) executed copies of each material amendment, supplement, modification or waiver of any provision of a Permitted License and (iii) copies of all material reports, documents, and other materials provided by Seller to the counterparty to each Permitted License provided or by the counterparty to any Permitted License to Seller.

(c) Any license contemplated by Section 4.12(a) shall [***].

(d) The Seller shall provide the Purchaser with written notice following a counterparty’s material breach of its obligations under any Permitted License.

(e) The Seller shall provide the Purchaser with written notice following the termination of any Permitted License.

4.13 SENIOR NOTES.

(a) Seller shall comply in all material respects with its obligations under the Senior Notes and shall not take any action or forego any action that would reasonably be expected to constitute a material breach thereof. Promptly, and in any event within [***], after receipt of any (written or oral) notice from any of the holders of Senior Notes of an alleged breach by Seller under the Senior Notes, Seller shall give notice thereof to the Purchaser, including delivering the Purchaser a copy of any such written notice. The Seller shall use its commercially reasonable efforts to cure any breaches by it under the Senior Notes and shall give written notice to the Purchaser upon curing any such breach.

(b) If Seller fails, or expects to fail, to satisfy any of its obligations under the Senior Notes, including any payment obligations owed to the holders of the Senior Notes, when such obligations are due, Seller shall immediately notify the Purchaser of the specifics regarding such failure or expected failure.

4.14 CHANGE OF CONTROL.

(a) Upon the consummation of a Change of Control on or before December 31, 2013, automatically and without any notice to Seller, an amount equal to, when taken together with the cumulative amount of cash paid by Seller (or its Affiliates, as applicable) and actually received by Purchaser under this Agreement immediately prior to the closing of such occurrence that would constitute a Change of Control, $140,000,000 will be due and payable to Purchaser. Presentment, demand, protest or notice of any kind are hereby expressly waived.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Upon the consummation of a Change of Control after December 31, 2013, automatically and without any notice to Seller, an amount equal to the Outstanding Threshold Amount will be due and payable to Purchaser. Presentment, demand, protest or notice of any kind are hereby expressly waived.

(c) Upon payment of the amount specified in Section 4.14(a) or 4.14(b), as applicable, neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any additional Scheduled Quarterly Amount pursuant to Section 2.1 and this Agreement shall terminate.

ARTICLE 5

CONFIDENTIALITY

5.1 DEFINITION OF CONFIDENTIAL INFORMATION. For purposes of this Agreement, the term “Confidential Information” of a Party means any information furnished by or on behalf of such Party to the other Party or its Affiliates pursuant to this Agreement or learned through observation during visit(s) to the other Party’s facilities, in each case which information (a) is of the nature that is typically known to be of a confidential nature, or (b) if disclosed in tangible form, is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature, or (c) if disclosed orally, is indicated orally to be confidential or proprietary at the time of such disclosure. Without limiting the generality of the foregoing, except as provided in the immediately succeeding sentence, all reports and information provided or accessed pursuant to Sections 2.2 or 2.3, and all copies of agreements provided by Seller pursuant to this Agreement, will be deemed the Confidential Information of Seller. Notwithstanding the foregoing, a Party’s Confidential Information will not include information that, in each case as demonstrated by written documentation or other competent evidence: (i) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (iv) was subsequently lawfully disclosed to the receiving Party by a Third Person having no obligation of which the receiving Party is aware to the disclosing Party or its Affiliates; or (v) is independently developed by the receiving Party without the benefit of Confidential Information of the disclosing Party.

5.2 OBLIGATIONS. Except as authorized in this Agreement or except upon obtaining the other Party’s prior written permission to the contrary, each Party agrees that during the Term and for [***] thereafter it will: (a) maintain in confidence, and not disclose to any Person, the other Party’s Confidential Information; (b) not use the other Party’s Confidential Information for any purpose, except as contemplated in this Agreement; and (c) protect the other Party’s Confidential Information in its possession by using the same degree of care as it uses to protect its own Confidential Information (but no less than a reasonable degree of care).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Notwithstanding anything to the contrary in this Agreement, a Party will be entitled to injunctive relief to restrain the Breach or threatened Breach by the other Party of this Article 5 without having to prove actual Damages or threatened irreparable harm. Such injunctive relief will be in addition to any rights and remedies available to the aggrieved Party at law, in equity, and under this Agreement for such Breach or threatened Breach.

5.3 PERMITTED DISCLOSURES.

(a) Permitted Persons. A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to:

(i) its and its Affiliates’ members, trustees, managers, directors, employees, partners, agents, consultants, attorneys, accountants, shareholders, investors, banks and other financing sources, and permitted assignees, purchasers, transferees or successors-in-interest under Section 9.3 in each case, who need to know such Confidential Information to provide financing to the Party or to assist the Party in evaluating the transactions contemplated hereby or in fulfilling its obligations or exploiting its rights hereunder (or to determine their interest in providing such financing or assistance) and who are, prior to receiving such disclosure, bound by written or professional confidentiality and non-use obligations no less stringent than those contained herein; or

(ii) permitted assignees, purchasers, transferees, or successors-in-interest (or potential assignees, purchasers, transferees, or successors-in-interest) under Section 9.3 who need to know such Confidential Information in connection with such assignment, sale, or transfer (or potential assignment, sale, or transfer) and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained herein.

(b) Legally Required. A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to any Person to the extent such disclosure is necessary to comply with Applicable Law, applicable stock exchange requirements, or an order or subpoena from a court of competent jurisdiction; provided that the compelled Party, to the extent it may legally do so, will give reasonable advance notice to the other Party of such disclosure and, at such other Party’s reasonable request and expense, the compelled Party will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, if a Party receives a request from an authorized representative of a Tax authority for a copy of this Agreement, that Party may provide a copy of this Agreement to such Tax authority representative without advance notice to, or the permission or cooperation of, the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.4 TERMS OF AGREEMENT. Except to the extent allowed under Section 5.3 or as otherwise permitted in accordance with this Section 5.4, neither Party will make any public announcements concerning this Agreement or the terms hereof, without the prior written consent of the other Party and each Party agrees that it will each treat the contents and terms of this Agreement and the consideration for this Agreement as Confidential Information of the other Party. Consistent with Section 5.3(b), Purchaser and Seller agree to use reasonable efforts to provide the other with a copy of any required SEC or other filing regarding this Agreement or its terms to review prior to filing and to consider any comments of the other Party in good faith, and to the extent either Party has to file or disclose this Agreement with the SEC, such Party will consider in good faith the other Party’s comments with respect to confidential treatment of this Agreement’s terms and will redact this Agreement in a manner allowed by the SEC to protect sensitive terms, and will be permitted to file this Agreement, as so redacted, with the SEC. For purposes of clarity, each Party is free to discuss with Third Persons the information regarding this Agreement and Parties’ relationship disclosed in such SEC filings and any other authorized public announcements.

ARTICLE 6

TERM AND TERMINATION

6.1 TERM OF AGREEMENT; TERMINATION. This Agreement will commence as of the Effective Date and will continue until all of Purchaser’s right to receive any payments on account of the Purchased Receivables set forth in this Agreement and all other amounts to which Purchaser may be entitled to receive as payment hereunder have expired, unless earlier terminated pursuant to the mutual written agreement of the Parties or pursuant to Section 2.1(e) (the “Term”). Upon expiration or earlier termination of the Term, this Agreement shall terminate.

6.2 SURVIVAL. Notwithstanding anything to the contrary in this Article 6, the following provisions shall survive termination of this Agreement: Sections 2.1(g), 2.3, 2.4, 3.3, 3.4, this Section 6.3, Article 5 (Confidentiality), Article 7 (Tax Matters), Article 8 (Parent Guaranty) Article 9 (Miscellaneous) and Annex A (to the extent necessary for the interpretation of any surviving provisions). Termination of this Agreement shall not relieve any Party of liability in respect of breaches of this Agreement by any Party on or prior to termination.

6.3 RELEASE OF LIENS.

(a) The security interests granted hereby and the other Transaction Documents shall be automatically released upon the payment of the Outstanding Threshold Amount or, in connection with a Change of Control, upon the payment of the amounts specified in Section 4.14;

(b) Upon such release or any release of Collateral or any part thereof expressly permitted by and in accordance with the provisions of this Agreement, Purchaser hereby authorizes Seller to file any UCC termination statements and releases necessary to effect such termination, and Purchaser will execute and deliver to Seller any additional documents or instruments as Seller shall reasonably request to evidence such termination.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c) In the event Purchaser shall foreclose on the Collateral in accordance with Section 4.9, then, Purchaser agrees that it will license the Vascepa Product Rights to any Permitted Licensee on the same terms as set forth in the then existing Permitted License of such Permitted Licensee. Purchaser agrees that it will promptly enter into any agreements and documents with Seller and/or such Permitted Licensee as reasonably requested by Seller to provide for the foregoing.

(d) For the avoidance of doubt, and in no way limiting Seller’s obligations to make payments in respect of the Purchased Receivables, the Parties acknowledge and agree that Seller shall have the right to use its cash and other Proceeds in connection with the operation of its business in the ordinary course.

ARTICLE 7

TAX MATTERS

The Parties agree that no deduction or withholding of any Tax is required under any provision of U.S. federal, state or local or foreign law in respect of any payment under this Agreement. If any applicable provision of U.S. federal, state or local or foreign law requires any deduction or withholding of any Tax in respect of any payment under this Agreement, then Seller shall make such deduction or withholding and shall timely pay the full amount to the relevant Governmental Authority in accordance with applicable law, and Seller shall pay an additional amount to Purchaser such that the net after-tax payment to Purchaser is equal to the amount to which Purchaser would have been entitled if no such amount was deducted or withheld. Seller shall indemnify and hold harmless, on an after-tax basis, Purchaser, its direct and indirect partners, employees, agents, representatives and affiliates against (a) any Tax (including interest or penalties on or with respect to such a Tax) imposed on or with respect to, or measured by, any payment under this Agreement, and (ii) any loss (including but not limited to any Tax, interest, penalties, attorneys’ fees and accountants’ fees) as a result of any claim by any Governmental Authority resulting from the failure or asserted failure of Seller to deduct and withhold any Tax that should have been deducted or withheld from any payment under this Agreement.

ARTICLE 8

PARENT GUARANTY

Parent hereby unconditionally and irrevocably Guarantees, as primary obligor and not merely as surety, the complete and timely performance by Seller of its obligations under this Agreement, including, but not limited to, the complete and timely performance by Seller of its obligation to make payments in respect of the Purchased Receivables pursuant to the terms of this Agreement (the “Guaranteed Obligations”). Parent hereby acknowledges and agrees that Purchaser may proceed directly against the Parent in the event of nonperformance by Seller, for any reason, of the Guaranteed Obligations. Parent hereby waives any circumstance which might constitute a legal or equitable discharge of a surety or guarantor, including, but not limited to: (a) notice of acceptance of this guaranty; (b) presentment and demand concerning the liabilities of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Parent; (c) notice of any dishonor or default by, or disputes with, Purchaser; and (d) any right to require that any action or proceeding be brought against Seller or any other Person, or to require that Purchaser seek enforcement of any performance against Seller or any other Person, prior to any action against Parent under the terms of this Agreement.

ARTICLE 9

MISCELLANEOUS

9.1 ENTIRE AGREEMENT. This Agreement (including the Bill of Sale and this Agreement’s other exhibits and schedules) sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between and among the Parties and supersedes and terminates all prior agreements and understandings between or among the Parties relating to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth in this Agreement (including the Bill of Sale and this Agreement’s other exhibits and schedules).

9.2 AMENDMENTS. This Agreement may be amended or supplemented only by a written agreement signed by an authorized officer of each Party (or, with respect to any Party that is a trust, its trustee).

9.3 BINDING AGREEMENT; SUCCESSORS AND ASSIGNS. The terms, conditions and obligations of this Agreement will inure to the benefit of and be binding upon the Parties hereto and their respective permitted successors and assigns thereof. Neither this Agreement nor any rights or obligations hereunder may be sold, assigned, hypothecated or otherwise transferred in whole or in part by any Party, by operation of law or otherwise, without the prior written consent of the other Party; provided, however, that Seller may consummate a transaction constituting (a) a Change of Control provided that it is conditioned upon the applicable payment described in Section 4.14 being paid to Purchaser, or (b) Permitted License, in either case without prior written consent. Subject to the terms of, and compliance with, Article 5, Purchaser may sell, assign, hypothecate or otherwise transfer all or any part of the Purchased Receivables (i.e., payment amounts and no other rights or obligations) to any one or more Persons upon prior written notice to Seller.

9.4 FURTHER ASSURANCES.

(a) Seller and Purchaser covenant and agree, at any time or from time to time after the Closing Date, to execute and deliver such other documents, certificates, agreements, instruments and other writings and to take such other actions as may be necessary or desirable, or reasonably requested by the other Party, in each case, without further consideration but at the expense of Seller, in order to vest and maintain in Purchaser good and marketable title in, to and under the Purchased Receivables free and clear of any and all Encumbrances (other than Permitted Encumbrances), and to consummate the other transactions contemplated hereby, including the perfection under the applicable UCC (or any comparable law) of all applicable

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

jurisdictions in the United States and Ireland and maintenance of perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.8 and the security interest in the Additional Collateral granted by Seller to Purchaser pursuant to Section 4.9. Notwithstanding the foregoing, (a) Seller shall not be obligated to undertake any filings or other actions with respect to any jurisdictions outside of the United States other than the Republic of Ireland, and the European Patent Office, and (b) no control agreements with respect to any deposit accounts or securities accounts shall be required.

(b) During the Term, Purchaser will hold in trust for the benefit of Seller any over-payment of Scheduled Quarterly Amounts received by Purchaser and identified as such in the audit report described in Section 2.3(c) until such funds, if any, are paid to Seller pursuant to Section 2.3(c).

9.5 COUNTERPARTS AND FACSIMILE EXECUTION. This Agreement may be executed in two or more counterparts, each of which will be an original, but all of which together will constitute one and the same instrument. To evidence the fact that it has executed this Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile or other electronic transmission. In such event, such Party will forthwith deliver to the other Parties the counterpart of this Agreement executed by such Party.

9.6 INTERPRETATION. When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference will be to an Article, Section or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes,” and “including” when used herein will be deemed in each case to be followed by the words “without limitation” and will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. The headings and captions in this Agreement are for convenience and reference purposes only and will not be considered a part of or affect the construction or interpretation of any provision of this Agreement. Unless specified otherwise, all statements of, or references to, monetary amounts in this Agreement are in U.S. dollars. Provisions that require that a Party or the Parties “agree,” “consent,” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise. Words of any gender include the other gender. Neither Party hereto will be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one Party or any other.

9.7 WAIVER. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, will be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.8 RELATIONSHIP OF THE PARTIES. The Parties acknowledge and agree that the relationship between Purchaser and Seller under this Agreement is intended to be that of buyer and seller, and nothing in this Agreement is intended to be construed so as to suggest that either Purchaser or Seller (except as expressly set forth herein) is obligated to provide, directly or indirectly, any advice, consultations or other services to the other Party. The Parties further acknowledge and agree that Purchaser is purchasing the Purchased Receivables solely in its capacity as an investor. Each Party is an independent contractor relative to the other Party under this Agreement, and this Agreement is not a partnership agreement and nothing in this Agreement will be construed to establish a relationship of co-partners or joint venturers between the Parties. Seller will have no responsibility for the hiring, termination or compensation of Purchaser’s employees or for any employee benefits for such employee and Purchaser will have no responsibility for the hiring, termination or compensation of Seller’s or any of its Affiliate’s employees or for any employee benefits of such employee. No employee or representative of Seller or any of Seller’s Affiliates will have any authority to bind or obligate Purchaser and no employee or representative of Purchaser will have any authority to bind or obligate Seller, for any sum or in any manner whatsoever. No employee or representative of Seller or any of Seller’s Affiliates will have any authority to create or impose any contractual or other Liability on Purchaser without Purchaser’s prior written approval and no employee or representative of Purchaser will have any authority to create or impose any contractual or other Liability on Seller without Seller’s prior written approval.

9.9 NOTICES. All notices, consents, waivers, requests and other communications hereunder will be in writing and will be delivered in person, sent by overnight courier (e.g., Federal Express) or sent by confirmed facsimile transmission, to following addresses of the Parties:

If to Purchaser:

c/o Biopharma Secured Debt Fund II Holdings Cayman LP

c/o Walkers Corporate Services Limited

Walker House

87 Mary Street, George Town

Grand Cayman KY1-9005

Cayman Islands

Fax No.: [***]

Tel.No.: [***]

Attention: Pedro Gonzalez de Cosio

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

with a copy (which will not constitute notice) to:

Pharmakon Advisors LP	Akin Gump Strauss Hauer& Feld LLP
110 East 59th Street, #3300	One Bryant Park
New York, NY 10022	New York, NY 10036-6745
Attention: Pedro Gonzalez de Cosio	Attention: Geoffrey E. Secol
Telephone: [***]	Telephone: [***]
Facsimile: [***]	Facsimile: [***]

If to Seller:

Amarin Pharmaceuticals Ireland Limited

2 Pembroke House

Upper Pembroke Street 28-32

Dublin 2, Ireland

and

Amarin Pharmaceuticals Ireland Limited

Amarin Corporation plcc/o Amarin Pharma, Inc.

1430 Route 206, Suite 200

Bedminster, NJ 07921

Attention: Chief Executive Officer

Fax: [***]

Phone: [***]

with a copy (which will not constitute notice) to each of:

Amarin Corporation	Cooley LLP
1430 Route 206, Suite 200	3175 Hanover St.
Bedminster, NJ 07921	Palo Alto, CA 94304
Attention: Joe Kennedy	Attention: Glen Sato
Fax: [***]	Telephone: [***]
Phone: [***]	Facsimile: [***]

or to such other address or addresses as Purchaser or Seller may from time to time designate by notice as provided herein. Any such notice will be deemed given (a) when actually received when so delivered personally or by overnight courier, (b) if mailed, other than during a period of general discontinuance or disruption of postal service due to strike, lockout or otherwise, on the fifth day after its postmarked date thereof, or (c) if sent by confirmed facsimile transmission, on the date sent if such day is a Business Day or the next following Business Day if such day is not a Business Day.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.10 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

(c) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(e) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH PARTY AT ITS ADDRESS SPECIFIED BY SECTION 9.9, SUCH SERVICE TO BECOME EFFECTIVE FOUR DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(f) NOTHING HEREIN WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

9.11 EQUITABLE RELIEF. Each of the Parties hereto acknowledges that each other Party may have no adequate remedy at law if a Party fails to perform any of its obligations under this Agreement in any material respect. In such event, the Parties agree that, in addition to any other rights the Parties may have (whether at law or in equity), in the event of any material Breach or threatened material Breach by any Party of any covenant, obligation or other provision set forth in this Agreement, any non-Breaching Party may be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or other of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such material Breach or threatened material Breach.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.12 NO THIRD-PARTY BENEFICIARIES. All rights, benefits and remedies under this Agreement are solely intended for the benefit of the Parties (including their permitted successors and assigns), and no other Person other than the Parties will have any rights whatsoever to (a) enforce any obligation contained in this Agreement, (b) seek a benefit or remedy for any Breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, set-off or counterclaim to any action or claim brought or made by the Parties (or any of their permitted successors and assigns).

9.13 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction. Nothing in this Agreement will be interpreted so as to require a Party to violate any Applicable Law.

9.14 EXPENSES.

(a) Each Party will be responsible for and bear all of its own costs and expenses with regard to the negotiation and execution of this Agreement and the other Transaction Documents by the Parties.

(b) In any Proceeding between the Parties arising out of or involving this Agreement or any other Transaction Document, the prevailing party will be entitled to recover, in addition to any other relief awarded, all expenses it incurs in that Proceeding, including reasonable attorneys’ fees and expenses.

[Signature Page Follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

PURCHASER:

BIOPHARMA SECURED DEBT FUND II HOLDINGS CAYMAN LP

By:	Pharmakon Advisors, LP, its investment manager

By:	Pharmakon Management I, LLC, its general partner

By:	/s/ Pedro Gonzalez de Cosio
Name:	Pedro Gonzalez de Cosio
Title:	Managing Member

SELLER:		PARENT:

AMARIN PHARMACEUTICALS IRELAND LIMITED		AMARIN CORPORATION PLC

By:	/s/ John F. Thero	By:	/s/ Joseph S. Zakrzewski
Name:	John F. Thero	Name:	Joseph S. Zakrzewski
Title:	Director	Title:	CEO

[Signature Page to Purchase and Sale Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ANNEX A

DEFINED TERMS

“Additional Collateral” means all of Seller’s right, title and interest in, to and under the following property, whether now owned or hereafter acquired, wherever located:

(a) all Vascepa Product Rights and all of Seller’s rights and privileges with respect thereto;

(b) all Regulatory Approvals;

(c) all Supporting Obligations (as such term is defined in the UCC) in respect of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

(d) all of Seller’s books and records relating to any and all of the foregoing; and

(e) all Proceeds (as such term is defined in the UCC) and products of and to any and all of the foregoing.

“Affiliate” means, with respect to an entity, any business entity controlling, controlled by, or under common control with such entity, but only so long as such control exists. For the purposes of this definition, “controlling”, “controlled”, and “control” mean the possession, directly (or indirectly through one or more intermediary entities), of the power to direct the management or policies of an entity, including through ownership of 50% or more of the voting securities of such entity (or, in the case of an entity that is not a corporation, ownership of 50% or more of the corresponding interest for the election of the entity’s managing authority).

“ANCHOR Clinical Indication” means the use of the Product as a treatment for patients with high (>200 and <500mg/dL) triglyceride levels who are also on statin therapy.

“ANCHOR Clinical Trials” means the clinical trials of the Product intended to support the registration of the Product in the ANCHOR Clinical Indication or any new clinical trials implemented with respect to the ANCHOR Clinical Indication.

“Applicable Law” means, with respect to any Person, all provisions of (a) all constitutions, statutes, laws, rules, regulations, ordinances and orders of Governmental Authorities, (b) any authority, consent, approval, license, permit (or the like) or exemption (or the like) of any Governmental Authority, and (c) any orders, decisions, judgments, writs and decrees issued or entered by any Governmental Authority; in each case, applicable to such Person or any of its properties or assets.

Annex A-1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Bankruptcy Event” means, with respect to either Amarin Party, the occurrence of any of the following:

(a) Such Amarin Party will voluntarily commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, relief, examinership of debtors or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, examinership, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, examiner, trustee, custodian or other similar official for it or for all or any portion of its assets, or Seller will make a general assignment for the benefit of its creditors;

(b) there will be commenced against either Amarin Party any case, proceeding or other action of a nature referred to in clause (a) above that remains undismissed or undischarged for a period of [***] from the commencement thereof; or

(c) there will be commenced against either Amarin Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial portion of its assets, which results in the entry of an order or decree for any such relief that will not have been vacated, discharged, stayed or satisfied pending appeal for [***] from the entry thereof.

“Bankruptcy Laws” means, collectively, bankruptcy, insolvency, reorganization, examinership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally.

“Bill of Sale” means the Bill of Sale attached hereto as Exhibit A.

“Breach” of a representation, warranty, covenant, agreement, obligation or other provision will be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to comply with or perform, such representation, warranty, covenant, agreement, obligation or other provision, and “Breach” will be deemed to refer to any such inaccuracy, breach or failure.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City and Dublin are authorized or required by Applicable Law to remain closed.

“Calendar Quarter” means the 3-month period ended March 31, June 30, September 30 or December 31, as applicable.

“Calendar Year” means the 12-month period from January 1 through December 31.

“Change in Law” means any change in, or repeal, withdrawal, adoption or issuance of, any statute, law, rule, regulation, ordinance, order, decision, decree, judgment, ruling, policy, notice, interpretation, position or published guidance of any Governmental Authority that Seller or its advisors reasonably believe could affect the actual or potential applicability of, or Seller’s actual or potential liability for, any withholding Tax with respect to payments to Purchaser hereunder.

Annex A-2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Change of Control” means:

(a) the acquisition at any time by a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as in effect on the Effective Date (the “Exchange Act”)) who or which are the beneficial owners (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power in the election of directors of the then outstanding securities of Seller or Parent or any successor of Seller or Parent;

(b) consummation of any assignment, sale or disposition of all or substantially all of the assets of Seller or Parent (other than any such assignment, sale or disposition by Parent to any of its subsidiaries) or all or substantially all of the Product that is not a license agreement pursuant to subsection (e) below;

(c) consummation of any merger, consolidation, or statutory share exchange to which Seller or Parent is a party, as a result of which the Persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation;

(d) consummation by Seller or Parent of any sale or disposition, directly or indirectly, of any of the Collateral or any interest therein to any Third Person, including by operation of law or otherwise, except as permitted under this Agreement; or

(e) the grant by Seller or Parent or any of its Affiliates at any time during the Payment Period to a Third Person of a license to market, offer for sale and sell Product in the U.S. if, and only if, at the time entry into such license Purchaser has not been paid [***].

Notwithstanding anything to the foregoing, a “Change of Control” shall not include (and nothing herein shall prohibit) a merger or other transaction solely involving Parent and its Affiliates for the purposes of changing the jurisdiction of organization or taxation of the Parent.

“Clinical Indications” means collectively, the ANCHOR Clinical Indication and the MARINE Clinical Indication

“Clinical Trials” means collectively, the ANCHOR Clinical Trials and the MARINE Clinical Trials. For clarity, the REDUCE-IT clinical studies and any other clinical trial or investigation of the Product conducted by or on behalf of Seller during the Payment Period shall not be deemed “Clinical Trials”.

“Clinical Updates” means material information and developments with respect to each Clinical Trial, including, without limitation, any regulatory submissions made to, and correspondence received from, the FDA, or corresponding Governmental Entity in a foreign country, with respect to the number of patient deaths that have occurred in such Clinical Trial, including any patient deaths attributed to a Product, and requests to the FDA, or corresponding Governmental Authority in a foreign country, for any Regulatory Approval.

Annex A-3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Closing” has the meaning set forth in Section 1.4.

“Closing Date” has the meaning set forth in Section 1.4.

“Collateral” means the Additional Collateral and, in the event of a Recharacterization, the Additional Collateral plus the Purchased Receivables.

“Combination Product” means any Product that includes at least one additional active ingredient other than icosapent ethyl or another omega-3 fatty acid. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized as an active ingredient in accordance with applicable FDA regulations.

“Commercial Updates” means material information and developments with respect to the Seller’s Commercialization plans and prospects for the Product, including, without limitation, a summary of significant marketing activities with respect to the Product; a summary of any material supply chain and manufacturing matters; and information with respect to any Marketing Approvals obtained for such Product.

“Commercialization” means any and all activities directed to the manufacture, distribution, marketing, detailing, promotion, selling and securing of reimbursement of any product after Marketing Approval has been obtained (including without limitation making, using, importing, selling and offering for sale any product), and shall include post-Marketing Approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling a product, importing, exporting or transporting a product for sale, and regulatory compliance with respect to the foregoing. When used as a verb, “Commercialize” shall mean to engage in Commercialization.

“Confidential Information” has the meaning set forth in Section 5.1.

“CRO” means the Irish Companies Registration Office.

“Damages” means any loss, damage, Liability, claim, demand, settlement amount, judgment, award, fine, penalty, Tax, fee (including any reasonable legal fee, expert fee, accounting fee or advisory fee), charge, cost (including any reasonable cost of investigation and court cost) or expense of any nature.

“EBITDA” means, for such period determined on a consolidated basis in accordance with GAAP, net profit or loss plus (without duplication and to the extent deducted in determining net profit or loss) (a) interest expense net of interest income, (b) provision for income taxes and (c) depreciation, amortization and stock-based compensation and other similar non-cash expenses; provided that, to the extent included in EBITDA and without duplication, the

Annex A-4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

following shall be excluded: (i) extraordinary gains and losses and unusual or non-recurring income or charges, (ii) currency translation gains and losses related to currency remeasurements of Indebtedness and (iii) fair value non-cash gains or losses of swaps, derivatives or similar arrangements.

“Effective Date” has the meaning set forth in the Preamble.

“EMEA” means the European Medicines Agency or any successor agency thereto.

“Encumbrance” means any lien, charge, security interest, mortgage, option, pledge, assignment or any other encumbrance of any Person of any kind whatsoever.

“Enforcement Action” means any Proceeding brought, or assertion made, by Seller (whether as plaintiff or by means of counterclaim) against any Third Person relating to arising out of any infringement, misuse or misappropriation by such Third Person of any Vascepa Patent Rights.

“EPO” means the European Patent Office.

“European Patents” means those Patents with a description of “Europe” under the heading “Jurisdiction” on Schedule 3.1(m).

“Event of Default” means each of the following events or occurrences:

(a) failure of Seller to deliver or cause to be delivered to Purchaser any Scheduled Quarterly Amount or Quarterly Cap, as applicable, when and as such payment is due and payable in accordance with the terms of this Agreement and such failure is not cured within 30 days after written notice thereof is given to Seller by Purchaser;

(b) failure of Seller to deliver any of the deliverables to Purchaser in accordance with Section 2.2 and such failure is not cured within [***] after written notice thereof is given to Seller by Purchaser;

(c) Breach of the covenants in Section 4.4(a) (or, solely as it relates thereto, Section 4.4(e)) and such Breach is not cured within [***] of the occurrence of such Breach;

(d) An Amarin Party becomes subject to a Bankruptcy Event; and

(e) Purchaser shall fail to have a first-priority perfected security interest (subject to Permitted Encumbrances) under the UCC (or any comparable law) of all applicable jurisdictions in the United States and Ireland in any of the Additional Collateral to the extent required under the Transaction Documents and such first-priority perfected security interest is not restored within [***] after written notice thereof is given to Seller by Purchaser.

“Existing In-License” has the meaning set forth in Section 3.1(i).

Annex A-5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“FDA” means the United States Food and Drug Administration and any successor entity thereto.

“FFDCA” means the Federal Food, Drug, and Cosmetic Act.

“Funded Activities” means any and all activities, efforts and services performed in furtherance of the research, discovery, development, commercialization and exploitation of Product, including the purchase of materials, general and administrative expenses, corporate infrastructure and corporate overhead.

“GAAP” means United States generally accepted accounting principles, consistently applied throughout Seller’s organization.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranty” of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Indebtedness of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Indebtedness against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a Third Person of a Guaranty of any Indebtedness of any other Person (whether such obligation arises by agreement to reimburse or indemnify such Third Person or otherwise). The word “Guarantee” when used as a verb has the correlative meaning.

“Guaranteed Obligations” has the meaning set forth in Article 8.

“Improvements” means any improvement, invention or discovery relating to the composition, manufacture, use or sale of a Product, an active ingredient therein, the formulation of such Product, or a derivative of any of the foregoing

“Indebtedness” of any Person means (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services (except (i) trade account payable that arise in the ordinary course of business, (ii) payroll liabilities and deferred compensation, and (iii) any purchase price adjustment, royalty, earnout, milestone, contingent or deferred payment obligations, in each case pursuant to this subsection (iii) incurred in connection with an acquisition or In-License), (d) any obligation of such Person as lessee under a capital lease (under GAAP as in effect on the date hereof), (e) any Mandatorily Redeemable Stock of such Person, (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar

Annex A-6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person, (h) any Indebtedness of others secured by an Encumbrance on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person; provided that intercompany loans among the Amarin Parties and their Affiliates shall not constitute Indebtedness.

“In-License” means any license or other agreement between Seller or any of its Affiliates and any Third Person pursuant to which Seller or any of its Affiliates obtains a license, a right, a covenant not to sue or similar grant of rights, or an option to obtain any such grants of rights, to any Vascepa Product Right that is or was necessary or useful for the research, development, use or Commercialization of the Product. For clarity, Manufacturing Agreements shall not be deemed “In-Licenses”.

“Intellectual Property Charge Agreements” means the Irish Intellectual Property Charge Agreement and the US Patent Security Agreement.

“Intellectual Property Updates” means any new Patents issued or patent applications filed, amended or supplemented, relating to the Product in a Major Country, any final rejections or abandonments with respect to any of the Vascepa Patent Rights, any third party submissions, requests for reexamination, or oppositions filed, and any other material information or developments with respect to the Vascepa Product Rights.

“Irish Intellectual Property Charge Agreement” means the Irish law Intellectual Property Charge Agreement to be agreed by the Parties.

“Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature.

“Knowledge” means [***].

“Liability” of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

“Major Country” means any of [***]

“Mandatorily Redeemable Stock” means, with respect to any Person, any share of such Person’s capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into shares of such Person’s capital stock described in subsection (a) above.

Annex A-7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Manufacturing Agreements” has the meaning set forth in Section 3.1(k).

“Marketing Approval” means the approval of an NDA by the FDA necessary for the Commercialization of a pharmaceutical product in the United States (or, in a country other than the United States, the equivalent necessary approval(s) by applicable Governmental Entities for Commercialization of a pharmaceutical product in such country).

“Material Adverse Effect” means a material adverse effect on: (a) the validity or enforceability of any of the Transaction Documents; (b) the back-up security interest granted pursuant to Section 4.8; (c) the security interest granted pursuant to Section 4.9; (d) the right or ability of each Amarin Party to grant any of the rights or perform any of its material obligations under any of the Transaction Documents or to consummate any of the transactions contemplated thereby; (e) the rights and remedies of Purchaser under any of the Transaction Documents; (f) the right of Purchaser to receive a Scheduled Quarterly Amount payment or the timing, amount or duration of such payment of Scheduled Quarterly Amount; (g) the Purchased Receivables or any of Purchaser’s right, title and interest therein, thereto and thereunder pursuant to this Agreement; or (h) Seller’s title to or control of, or the validity or enforceability of, any of the Vascepa Product Rights.

“NDA” means a new drug application (as such term is used under the FFDCA), or other applicable pharmaceutical approval submission to the FDA for Marketing Approval (or, in a country other than the U.S., the equivalent necessary submissions to the applicable Governmental Entity for Marketing Approval).

“Net Sales” means [***]

“Outstanding Threshold Amount” means an amount equal to, when taken together with the cumulative amount of cash paid by Seller (or its Affiliates, as applicable) and actually received by Purchaser under this Agreement prior to such occurrence, the Threshold Amount.

“Party” or “Parties” has the meaning set forth in the Preamble

“Patents” means all patents and patent applications existing as of the Effective Date and all patent applications filed or patents issued hereafter, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any of the foregoing patent applications, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

Annex A-8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Payment Period” means the period of time commencing on October 1, 2013 and ending on the Threshold Date.

“Permitted Encumbrances” means:

(a) Encumbrances created in favor of Purchaser pursuant to this Agreement;

(b) inchoate Encumbrances for Taxes not yet delinquent or Encumbrances for Taxes which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(c) Encumbrances in respect of property of Seller imposed by Applicable Law which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, distributors’, wholesalers’, materialmen’s and mechanics’ liens and other similar Encumbrances arising in the ordinary course of business and which do not in the aggregate materially detract from the value of the property of Seller and do not materially impair the use thereof in the operation of the business of Seller;

(d) Encumbrances (i) imposed by Applicable Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (ii) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise Taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (iii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers imposed by Applicable Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation; provided, however, that, in the case of each of subclauses (i), (ii) and (iii) of this clause (d), (A) such Encumbrances are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith and by appropriate proceedings and such contest is effective under Applicable Law to stay any attempt by the holder of such Encumbrance to realize thereon and for which adequate reserves have been established in accordance with GAAP; and (ii) to the extent such Encumbrances are not imposed by Applicable Law, such Liens shall in no event encumber any property other than cash and cash equivalents; and

(e) Encumbrances, consisting of the rights of licensors or licensees, existing on the date of this Agreement or granted or created in the ordinary course of business after the date of this Agreement, in each such case pursuant to an In-License or a Permitted License.

(f) banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions; provided that such deposit accounts or funds are not established or deposited for the purpose of providing collateral for any Indebtedness and are not subject to restrictions on access by Seller in excess of those required by applicable banking regulations;

Annex A-9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(g) Encumbrances arising by virtue of UCC financing statement filings (or similar filings under applicable law) regarding operating leases entered into by the Borrower and the Subsidiaries in the ordinary course of business;

(h) Encumbrances solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by any Amarin Party in connection with any letter of intent or purchase agreement for any merger, consolidation, acquisition or other transaction permitted hereunder; and

(i) Deposits or other cash used to collateralize any Permitted Indebtedness or Permitted Encumbrance under clauses (a) – (g) of this definition of Permitted Encumbrance, and any other cash deposits in the ordinary course of business.

“Permitted Indebtedness” means:

(a) Indebtedness in respect of capital leases or otherwise incurred to acquire equipment and capital assets;

(b) Indebtedness with respect to surety and performance bonds and similar obligations arising in the ordinary course of business;

(c) Indebtedness consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business consistent with past practice;

(d) Indebtedness consisting of intercompany journal entries made in connection with cost sharing or transfer pricing transactions, provided that all such transactions are cashless;

(e) Indebtedness incurred in connection with Seller’s corporate credit cards issued by companies or financial institutions in the ordinary course of business;

(f) Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of any Amarin Party in the ordinary course of business supporting obligations under (A) workers’ compensation, unemployment insurance and other social security laws and (B) bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature;

(g) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

(h) customer advances or deposits received in the ordinary course of business;

Annex A-10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(i) Indebtedness in respect of netting services, overdraft protections, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services;

(j) the Senior Notes;

(k) inventory or receivable financing in a principal amount not to exceed [***];

(l) (i) up to [***], including the Senior Notes, in unsecured Indebtedness with a maturity date after [***] and not redeemable at the option of the holder before [***] (other than customary offers to repurchase such Indebtedness upon a change of control or “fundamental change” and other than settlement upon conversion of convertible Indebtedness), which shall not be issued or guaranteed by Seller (the “Initial Unsecured Debt”); and

(ii) additional unsecured Indebtedness with a maturity date after [***] and not redeemable at the option of the holder before [***] (other than customary offers to repurchase such Indebtedness upon a change of control or “fundamental change” and other than settlement upon conversion of convertible Indebtedness), which shall not be issued or guaranteed by Seller (the “Incremental Unsecured Debt”); provided that the Incremental Unsecured Debt shall not exceed [***];

(m) Royalty financings, provided that (i) the royalties sold or so financed shall not exceed [***], (ii) no scheduled interest or principal payments shall be made pursuant to such financings unless the Company has, at the time of such payments, paid all then due and payable Scheduled Quarterly Amounts and (iii) the Amarin Parties shall have provided Purchaser at least [***] prior written notice of the consummation of any such financing;

(n) Indebtedness incurred to finance acquisitions (including Indebtedness acquired in connection with any acquisition) or to finance the purchase, construction or other acquisition of manufacturing capacity provided that Purchaser shall have consent to the incurrence (or acquisition) of such Indebtedness, which consent is not to be reasonably withheld or delayed (it being agreed that Purchaser may take into account its economic interest in receiving Scheduled Quarterly Amounts in providing or refusing to provide any such consent); and

(o) Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon such Amarin Party, as the case may be.

“Permitted License” has the meaning set forth in Section 4.12(a).

“Permitted Licensee” has the meaning set forth in Section 4.12(a).

‘‘Person’’ means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

Annex A-11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Pharmakon” has the meaning set forth in Section 1.6.

“Proceeding” means any action, suit, claim, litigation, arbitration, mediation, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority, any arbitrator or arbitration panel or any mediator.

“Product” means icosapent ethyl (including icosapent ethyl currently marketed as VASCEPA®) and any derivative or Improvement thereof and any formulation comprising icosapent ethyl as the primary active ingredient. [***]

“PTO” means the United States Patent and Trademark Office.

“Purchase Price” has the meaning set forth in Section 1.2(a).

“Purchased Receivables” means (a) each payment of Scheduled Quarterly Amounts and (b) any Scheduled Quarterly Amount underpayments or other monetary recoveries resulting from an audit of Seller pursuant to Section 2.3 and (c) any interest on any amounts referred to in clauses (a) and (b) above payable by Seller to Purchaser pursuant to Section 2.4; in the case of clauses (a), and (b) above, irrespective of any amounts which may be payable by Seller or any of its Affiliates to Third Persons.

“Purchaser” has the meaning set forth in the Preamble.

“Quarterly Cap” has the meaning set forth in Section 2.1(b).

“Quarterly Cap Event Quarter” has the meaning set forth in Section 2.1(b).

“Quarterly Reports” has the meaning set forth in Section 2.2(a).

“Recharacterization” has the meaning set forth in Section 4.8.

“Regulatory Approvals” means the New Drug Application, Abbreviated New Drug Application, Biologics License Application, or similar application which is required to be filed by Seller with the appropriate Governmental Authority (e.g., the FDA in the United States; the EMEA in Europe) to obtain approval to market a Product in the relevant jurisdiction and issued (or to be issued) in the name of Seller (or its Affiliates), and any amendments or supplements thereto.

“Resource Allocation Statement” has the meaning set forth in Section 2.2(c).

“SEC” means the U.S. Securities and Exchange Commission and any successor entity thereto.

“Seller” has the meaning set forth in the Preamble.

Annex A-12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Senior Notes” means $150,000,000 principal amount 3.50% exchangeable senior notes due in 2032 issued by Corsicanto Limited, an Affiliate of Seller.

“SNDA” means a Supplemental New Drug Application filed with the FDA or the equivalent application filed with any equivalent agency or governmental authority outside the United States (including any supra-national agency such as in the European Union) requiring such filing.

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called (including interest and penalties thereon and any additions thereto) by any Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

The “Term” of this Agreement will be as set forth in Section 6.1.

“Termination Date” has the meaning set forth in Section 2.1(e).

“Territory” means worldwide.

“Third Person” means any Person other than the Parties or their respective Affiliates.

“Threshold Amount” equals $150,000,000.

“Threshold Date” means the date on which Purchaser has actually received an aggregate amount of payments on account of the Scheduled Quarterly Payments equal to the Threshold Amount.

“Transaction Documents” means, collectively, this Agreement, the Intellectual Property Charge Agreements, the Bill of Sale, and any document, certificate or other instrument delivered in connection therewith.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest granted pursuant to Section 4.8, or the security interest granted pursuant to Section 4.9 is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“U.S. Patent Security Agreement” means the U.S. law Patent Security Agreement attached hereto as Exhibit C.

Annex A-13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Unaudited Financial Statements” has the meaning set forth in Section 2.2(b).

“Vascepa Patent Rights” means (i) the Patents and patent applications listed in Schedule 3.1(m) (including any PCT and/or U.S. utility application claiming priority to such provisional application(s) that are filed on or before the one year conversion date of such application(s)); (ii) any patent or patent application that claims priority to, and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of, any patent application identified in (i); (iii) any patents issuing on any patent application identified in (i) or (ii), including any reissues, renewals, reexaminations, substitutions or extensions thereof; (iv) any claim of a divisional, continuation or continuation-in-part application or patent (including any reissues, renewals, reexaminations, substitutions or extensions thereof) that is entitled to the priority date of, and is directed specifically to subject matter specifically described in, at least one of the patents or patent applications identified in (i), (ii) or (iii); (v) any foreign counterpart (including PCTs) of any patent or patent application identified in (i), (ii) or (iii) or of the claims identified in (iv); and (vi) any supplementary protection certificates or similar patent term extensions of any patents and patent applications identified in (i) through (v).

“Vascepa Product Rights” means any and all of the following, as they exist throughout the world: (A) Vascepa Patent Rights; (B) rights in registered and unregistered trademarks, service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names, and registrations and applications for registration of any of the foregoing, in each case, as related to a Product; (C) copyrights in both published and unpublished works, including without limitation all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above, in each case, as related to a Product; (D) rights in know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to a Product; (E) any and all other intellectual property rights and/or proprietary rights specifically relating to any of the foregoing; (F) claims of infringement and misappropriation against Third Parties relating to a Product; and (G) regulatory filings, submissions and approvals related to a Product, including, but not limited to, Vascepa New Drug Application No. N202057 and any supplemental New Drug Application relating thereto, and all data provided in any of the foregoing.

Annex A-14

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT A

BILL OF SALE

THIS BILL OF SALE (this “Purchaser Bill of Sale”) is made, entered into and effective this              day of             , 2012, by and between AMARIN PHARMACEUTICALS IRELAND LIMITED, a company incorporated under the laws of Ireland (registered number 408912) having its registered office at 88 Harcourt Street, Dublin 2, and its permitted successors and assigns (“Seller”) and BIOPHARMA SECURED DEBT FUND II HOLDINGS CAYMAN LP, a Cayman Islands exempted limited partnership, and its permitted successors and assigns (“Purchaser”). Capitalized terms used but not defined herein will have the meanings ascribed to such terms in that certain Purchase and Sale Agreement, dated as of December [__], 2012, by and between Seller, Purchaser and Amarin Corporation PLC, a public limited company incorporated under the laws of England and Wales (the “Purchase Agreement”).

RECITALS

WHEREAS, Seller desires to sell, transfer, convey and assign to Purchaser, and Purchaser desires to purchase and accept from Seller, all of Seller’s right, title and interest in, to and under the Purchased Receivables, on the terms and conditions set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1. Seller, by this Purchaser Bill of Sale, does hereby sell, transfer, convey, assign and deliver to Purchaser, and Purchaser does hereby purchase and accept, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

2. Seller hereby covenants that, at any time or from time to time after the date hereof, at Purchaser’s reasonable request and without further consideration but at Purchaser’s expense, Seller will execute and deliver to Purchaser such other instruments of sale, transfer, conveyance and assignment as Purchaser may reasonably deem necessary to sell, transfer, convey, assign and deliver to Purchaser, and to confirm Purchaser’s title to, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

3. Seller represents, warrants and covenants that (a) it has absolute title to the Purchased Receivables free and clear of all Encumbrances (other than Permitted Encumbrances), (b) it has not made any prior sale, transfer, conveyance, assignment, grant or delivery of any Purchased Receivables, (c) it has the present lawful right, power and authority to sell, transfer, convey, assign and deliver the Purchased Receivables to Purchaser free and clear of all Encumbrances (other than Permitted Encumbrances), and (d) all action has been taken which is required for Seller to make this Purchaser Bill of Sale, and this Purchaser Bill of Sale is, a legal, valid and binding obligation of Seller.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4. This Purchaser Bill of Sale will be binding upon and inure to the benefit of Seller, Purchaser and their respective permitted successors and assigns under the Purchase Agreement, for the uses and purposes set forth and referred to above, effective immediately upon its delivery to Purchaser.

5. (a) THIS PURCHASER BILL OF SALE AND ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS PURCHASER BILL OF SALE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) ANY PROCEEDING WITH RESPECT TO THIS PURCHASER BILL OF SALE WILL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

(c) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR DISPUTE ARISING OUT OF OR RELATING TO THIS PURCHASER BILL OF SALE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(e) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH PARTY AT ITS ADDRESS SPECIFIED BY SECTION 9.9 OF THE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOUR DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(f) NOTHING HEREIN WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

6. This Purchaser Bill of Sale may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all of such counterparts will together constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties hereto have executed this Purchaser Bill of Sale as of the day and year first written above.

SELLER:	PURCHASER:

AMARIN PHARMACEUTICALS IRELAND LIMITED	BIOPHARMA SECURED DEBT FUND II HOLDINGS CAYMAN LP

By:	By:	Pharmakon Advisors, LP, its investment manager

Name:	By:	Pharmakon Management I, LLC its general partner

Title:

By:

Name:

Title:

Signature Page to Purchaser Bill of Sale

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT B

US LAW PATENT SECURITY AGREEMENT

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedules

3.1(i)    Existing In-Licenses

3.1(k)   Manufacturing Agreements

3.1(m)  Vascepa Patent Rights

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 3.1(i)

Existing In-Licenses

None

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 3.1(k)

Manufacturing Agreements

1.	Supply Agreement between Nisshin Pharma Inc. and Amarin Pharmaceuticals Ireland Limited, dated November 1, 2010.

2.	API Commercial Supply Agreement by and between Chemport Inc. and Amarin Pharmaceuticals Ireland Limited, dated May 25, 2011 (as amended as of April 4, 2012 and July 19, 2012).

3.	API Supply Agreement by and between Equateq Limited and Amarin Pharmaceuticals Ireland Limited, dated May 25, 2011 (as amended October 19, 2011, January 9, 2012 and May 2012).

4.	Second Amended and Restated API Supply Agreement by and between Slanmhor Pharmaceutical Inc. and Amarin Pharmaceuticals Ireland Limited, dated July 26, 2012.

5.	Softgel Commercial Manufacturing Agreement by and between Catalent Pharma Solutions, LLC and Amarin Pharmaceuticals Ireland Limited, dated August 16, 2011.

6.	Commercial Product Supply Agreement by and between Banner Pharmacaps Europe B.V. and Amarin Pharmaceuticals Ireland Limited, dated July 2, 2012.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 3.1(m)

LIST OF PATENTS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 3.1(m) (cont.)

INFRINGEMENT OF VASCEPA PATENT RIGHTS

None